                                                                  Exhibit 10.24
                                                                  -------------




===============================================================================





                              AMENDED AND RESTATED

                     REVOLVING CREDIT AND SECURITY AGREEMENT

                                      AMONG

                              FLEET NATIONAL BANK,

                                  SEPRACOR INC.

                                       AND

                         SEPRACOR SECURITIES CORPORATION

                         -------------------------------



                          Dated as of December 31, 1996




==============================================================================

                                TABLE OF CONTENTS

                                      Title
                                      -----
Section                                                                  Page
-------                                                                  ----

                                   SECTION 1.
                                   ---------

                                  DEFINITIONS
                                  -----------


1.1.            Definitions..................................................1
                -----------
1.2.            Accounting Terms............................................10
                ----------------
1.3.            The Company.................................................10
                -----------
1.4.            Multiple Borrowers..........................................10
                ------------------
2.1.            The Revolving Loans.........................................11
                -------------------
2.2.            Commitment Fee..............................................11
                --------------
2.3.            Reduction of Revolving Commitment Amount....................12
                ----------------------------------------
2.4.            The Note....................................................12
                --------
2.5.            Capital Requirements........................................12
                --------------------
2.6.            Payments and Prepayments of the Revolving Loans.............13
                -----------------------------------------------
2.7.            Method of Payment...........................................13
                -----------------
2.8.            Overdue Payments............................................13
                ----------------
2.9.            Holidays....................................................13
                --------
2.10.           Interest....................................................13
                --------
2.11.           Certain LIBOR Provisions....................................14
                ------------------------
2.12.           Conditions for Basing Interest on the LIBOR Rate............16
                ------------------------------------------------
2.13.           Indemnification for Funding and Other Losses................16
                --------------------------------------------
2.14.           Change in Applicable Laws, Regulations, etc.................17
                -------------------------------------------
2.15.           Taxes.......................................................17
                -----
2.16.           Foreign Exchange Facility...................................17
                -------------------------


                                   SECTION 3.
                                   ----------

                               CONDITIONS OF LOANS
                               -------------------

3.1.            Conditions Precedent to Initial Revolving Loan..............18
                ----------------------------------------------
3.2.            Conditions Precedent to all Revolving Loans.................20
                -------------------------------------------

                                   SECTION 4.
                                   ----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

Section                                                                  Page
-------                                                                  ----

4.1.            Organization and Qualification..............................21
                ------------------------------
4.2.            Corporate Authority.........................................21
                -------------------
4.3.            Valid Obligations...........................................21
                -----------------
4.4.            Consents or Approvals.......................................22
                ---------------------
4.5.            Title to Properties; Absence of Encumbrances................22
                --------------------------------------------
4.6.            Financial Statements........................................22
                --------------------
4.7.            Changes.....................................................22
                -------
4.8.            Defaults....................................................22
                --------
4.9.            Taxes.......................................................23
                -----
4.10.           Material Agreements.........................................23
                -------------------
4.11.           Material Licenses...........................................23
                -----------------
4.12.           Litigation..................................................23
                ----------
4.13.           Use of Proceeds.............................................23
                ---------------
4.14.           Existing Indebtedness.......................................23
                ---------------------
4.15.           Existing Investments........................................23
                --------------------
4.16.           Subsidiaries................................................23
                ------------
4.17.           Investment Company Act......................................24
                ----------------------
4.18.           Compliance with ERISA.......................................24
                ---------------------
4.19.           FDA Compliance, Etc.........................................24
                -------------------
4.20.           Environmental Matters.......................................24
                ---------------------

                                   SECTION 5.
                                   ----------

                              AFFIRMATIVE COVENANTS
                              ---------------------

5.1.            Financial Statements and other Reporting Requirements.......25
                -----------------------------------------------------
5.2.            Conduct of Business.........................................27
                -------------------
5.3.            Maintenance and Insurance...................................27
                -------------------------
5.4.            Taxes.......................................................28
                -----
5.5.            Inspection by the Bank......................................28
                ----------------------
5.6.            Maintenance of Books and Records............................29
                --------------------------------
5.7.            Maintenance of Accounts.....................................29
                -----------------------
5.8.            New Accounts and Investments................................29
                ----------------------------
5.9.            Minimum Tangible Capital Base...............................29
                -----------------------------
5.10.           Minimum Cash or Equivalents.................................29
                ---------------------------
5.11.           Minimum Liquidity Ratio.....................................29
                -----------------------
5.12.           Maximum Leverage............................................29
                ----------------
5.13.           Further Assurances..........................................29
                ------------------

Section                                                                  Page
-------                                                                  ----
                                   SECTION 6.
                                   ----------

                               NEGATIVE COVENANTS
                               ------------------


6.1.            Indebtedness................................................30
                ------------
6.2.            Contingent Liabilities......................................31
                ----------------------
6.3.            Sale and Leaseback..........................................31
                ------------------
6.4.            Encumbrances................................................31
                ------------
6.5.            Lines of Business...........................................32
                -----------------
6.6.            Merger; Consolidation; Sale or Lease of Assets..............32
                ----------------------------------------------
6.7.            Additional Stock Issuance...................................32
                -------------------------
6.8.            Restricted Payments.........................................32
                -------------------
6.9.            Transactions with Affiliates................................32
                ----------------------------
6.10.           Investments.................................................33
                -----------
6.11.           ERISA.......................................................33
                -----
6.12.           Observance of Subordination Provisions, etc.................33
                -------------------------------------------

                                   SECTION 7.
                                   ----------

                                    SECURITY
                                    --------

7.1.            Security Interest...........................................33
                -----------------
7.2.            Location of Records and Collateral; Name Change.............34
                -----------------------------------------------
7.3.            Status of Collateral........................................34
                --------------------

                                   SECTION 8.
                                   ---------

                                    DEFAULTS
                                    --------

8.1.            Events of Default...........................................35
                -----------------
8.2.            Remedies....................................................37
                --------

                                   SECTION 9.
                                   ----------

                                  MISCELLANEOUS
                                  -------------

9.1.            Notices.....................................................39
                -------
9.2.            Expenses....................................................39
                --------
9.3.            Set-Off.....................................................39
                -------
9.4.            Term of Agreement...........................................40
                -----------------

Section                                                                  Page
-------                                                                  ----

9.5.            No Waivers..................................................40
                ----------
9.6.            Governing Law; Jurisdiction.................................40
                ---------------------------
9.7.            Amendment...................................................40
                ---------
9.8.            Binding Effect of Agreement;Assignments; Participation......40
                ------------------------------------------------------
9.9.            Amendment and Termination of Prior Loan Agreement...........41
                ------------------------------------------------
9.10.           Currency Conversion.........................................41
                ------------------
9.11.           Counterpart.................................................42
                -----------
9.12.           Partial Invalidit...........................................42
                -----------------
9.13.           Caption.....................................................42
                -------
9.14.           WAIVER OF JURY TRIAL........................................42
                -------------------
9.15.           Entire Agreement............................................42
                ---------------

                             EXHIBITS AND SCHEDULES

Exhibit A                  Amended and Restated Promissory Note
Exhibit B                  Compliance Certificate

Schedule 4.10              Material Agreements
Schedule 4.11              Material Licenses
Schedule 4.12              Litigation
Schedule 4,15              Investments
Schedule 4.16              Subsidiaries
Schedule 6.1               Indebtedness
Schedule 6.2               Guaranties
Schedule 6.4               Encumbrances

          AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

                          Dated as of December 31, 1996


     THIS AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT is made as of December 31, 1996, by and among SEPRACOR INC., a Delaware corporation having its chief executive office at 111 Locke Drive, Marlborough, Massachusetts 01752 ("SEPRACOR"), SEPRACOR SECURITIES CORPORATION, a Massachusetts corporation having its chief executive office at 111 Locke Drive, Marlborough, Massachusetts 01752 ("SSC," collectively with Sepracor, the "COMPANY") and FLEET NATIONAL BANK (the "BANK"), formerly known as Fleet National Bank of Connecticut, successor by merger to Fleet Bank of Massachusetts, N.A., and having its office at 75 State Street, Boston, Massachusetts 02109.

     This Agreement amends, restates and supersedes the Revolving Credit and Security Agreement dated as of December 28, 1994 as amended to date (the "PRIOR CREDIT AGREEMENT") by and between Sepracor and Fleet Bank of Massachusetts, N.A., pursuant to which the Bank agreed to establish a Revolving Line of Credit and make Revolving Credit Loans (the "PRIOR LOANS") in an aggregate principal amount at any time outstanding not in excess of the Available Aggregate Revolving Commitment (as defined in the Prior Credit Agreement).

     NOW, THEREFORE, the parties hereby agree as follows:


                                   SECTION 1.
                                   ----------

                                   DEFINITIONS
                                   -----------

     1.1. Definitions.
          -----------

     All capitalized terms used in this Agreement or in the Note or in any certificate, report or other document made or delivered pursuant to this Agreement (unless otherwise defined therein) shall have the meanings assigned to them below:

     ACCOUNT AND ACCOUNT RECEIVABLE. Include all rights to payment for goods sold or leased or for services rendered, all sums of money or other proceeds due or becoming due thereon, all instruments pertaining thereto, all guaranties and security therefor, and all goods giving rise thereto and the rights pertaining to such goods, including the right of stoppage in transit, and all related insurance.

     ACCOUNT CONTROL AGREEMENT. That certain Account Control Agreement dated as of the date hereof among SSC, the broker named therein and the Bank.

     AFFILIATE. As applied to any Person, a spouse or relative of such Person, any member, director or officer of such Person, any corporation, association, firm or other entity of which such Person is a member, director or officer, and any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.

     AGREEMENT. This Amended and Restated Revolving Credit and Security Agreement, as the same may be supplemented, amended or restated from time to time.

     ALTERNATIVE CURRENCY. The lawful currency of a foreign country which may be established as an alternate currency by mutual agreement entered into between the Bank and the Company hereafter as confirmed in writing, so long as any such currency is freely transferable, convertible into Dollars and traded on the interbank currency deposits market in which the Bank customarily funds foreign currency loans.

     ALTERNATIVE CURRENCY COMMITMENT. A commitment, to the extent mutually agreed by the Bank and the Company, for (i) the exchange, for future delivery, of an Alternative Currency into Dollars or Dollars into an Alternative Currency or (ii) the purchase, for future delivery, of an Alternative Currency with Dollars or Dollars with an Alternative Currency, in accordance with the Bank's prevailing customs and practices; provided, that the aggregate Exchange Contract Amount with respect to all such Alternative Currency Commitments shall not exceed the Foreign Exchange Facility Sublimit.

     ALTERNATIVE CURRENCY EQUIVALENT. The amount in Alternative Currency of Dollars at the quoted spot rate at which the Bank's principal office in the United States offers to exchange such Alternative Currency for Dollars at 11:00 a.m (Boston time) two (2) Business Days prior to the date on which such equivalent is determined.

     AUTHORIZED OFFICER. The president, chief financial officer or senior vice president finance and administration of Sepracor.

     AVAILABLE AGGREGATE REVOLVING COMMITMENT. The excess, if any, of (1) the Revolving Commitment Amount minus (2) the aggregate of the principal amounts of revolving loans outstanding under the BioSepra Credit Agreement and the Versicor Credit Agreement minus (3) the sum of the Exchange Contract Amount of the Company and the Exchange Contract Amount of BioSepra (as defined in BioSepra Credit Agreement).

     Bank. See Preamble.
     ----

     Base Accounts. Accounts Receivable of the Company as to which the Bank
     -------------
has a perfected first security interest.

     BIOSEPRA. BioSepra Inc., a Delaware corporation and a Subsidiary of the Company and Affiliate of Versicor.

     BIOSEPRA CREDIT AGREEMENT. That certain Amended and Restated Revolving Credit and Security Agreement dated as of the date hereof between BioSepra and the Bank.

     Company. See Preamble.
     -------

     BUSINESS DAY. Any day other than a Saturday, Sunday or legal holiday on which banks in Boston, Massachusetts are open for the conduct of a substantial part of their commercial banking business.

     CANADIAN INDEBTEDNESS. The indebtedness of Sepracor's wholly-owned Canadian subsidiary, Sepracor Canada Limited, to certain Canadian investors in the maximum principal amount of 4,891,000 Canadian Dollars which is guaranteed by Sepracor.

     CAPITAL EXPENDITURE. Any payment made directly or indirectly for the purpose of acquiring or constructing fixed assets, real property or equipment which in accordance with GAAP would be added as a debit to the fixed asset account of the Person making such expenditure, including, without limitation, amounts paid or payable under any conditional sale or other title retention agreement or under any lease or other periodic payment arrangement which is of a nature that payment obligations of the lessee or obligor thereunder would be required by GAAP to be capitalized and shown as liabilities on the balance sheet of such lessee or obligor.

     CAPITAL LEASE. Any lease of property (real, personal or mixed) which, in accordance with GAAP, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

     CASH EQUIVALENT AMOUNT. The sum of the following, without duplication, none of which may be subject to any Encumbrances except for Encumbrances in favor of the Bank or any of its Affiliates: (1) cash held by the Company in the United States and at the Bank, plus (2) Qualified Investments of the Company held in the United States, France and Canada, plus (3) Net Outstanding Amount of Base Accounts.

     CODE. The Internal Revenue Code of 1986 and the rules and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

     Collateral. See Section 7.1.
     ----------

     Company. See Preamble.
     -------

     CONFIRMATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. The Confirmation of Intellectual Property Security Agreement dated as of the date hereof between Sepracor and the Bank.

     CONTROLLED GROUP. All trades or businesses (whether or not incorporated) under common control that, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

     CORPORATE AFFILIATE. As applied to any Person, any corporation, association, firm or other entity directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.

     CORPORATE SERVICES AGREEMENTS. The Corporate Services Agreements between Sepracor and each of its Subsidiaries, each as originally executed and delivered to the Bank.

     CROSS LICENSE AGREEMENT. The Cross License Agreement dated as of January 1, 1994 between BioSepra Inc., a Subsidiary of Sepracor, and Hemasure, as originally executed and delivered.

     DEFAULT. Any event or condition that, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

     DEPOSIT PLEDGE AGREEMENT. The Deposit Pledge Agreement dated as of the date hereof between Sepracor and the Bank.

     Dollars or $. The lawful currency of the United States of America.
     -------    -

     DOLLAR EQUIVALENT. The amount in Dollars of any Alternative Currency at the quoted spot rate at which the Bank's principal office in the United States offers to exchange Dollars for such Alternative Currency at 11:00 a.m. (Boston time) two (2) Business Days prior to the date on which such equivalent is to be determined.

     Encumbrances. See Section 6.4.
     ------------

     ENVIRONMENTAL LAWS. Any and all applicable foreign, federal, state and local environmental, health or safety statutes, laws, regulations, rules, ordinances, policies and rules or common law (whether now existing or hereafter enacted or promulgated), of all governmental agencies, bureaus or departments which may now or hereafter have jurisdiction over the Company or any of its Subsidiaries and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, real or personal property or human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants or contaminants whether solid, liquid or gaseous in nature, into the environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such Hazardous Materials, chemical substances, pollutants or contaminants.

     ERISA. The Employee Retirement Income Security Act of 1974 and the rules and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

     EXCHANGE CONTRACT AMOUNT. At any time, the amount in Dollars or the Dollar Equivalent of an Alternative Currency, as the case may be, which the Bank is obligated to deliver to or exchange with the Company pursuant to Alternative Currency Commitments.

     Event of Default. Any event described in Section 8.1.
     ----------------

     FDA. See Section 4.19.
     ---

     Foreign Exchange. See Section 2.16.
     ----------------

     Foreign Exchange Facility. See Section 2.16.
     -------------------------

     FOREIGN EXCHANGE FACILITY SUBLIMIT. $1,000,000 (including the Dollar Equivalent of Alternative Currency); provided that the Foreign Exchange Facility Sublimit shall be (i) proportionately reduced in connection with any reduction of the Revolving Commitment Amount in accordance with Section 2.3 or (ii) terminated in accordance with the termination of the Bank's commitment to make further the Revolving Loans under Section 8.2 and, in either case, shall not be subject to reinstatement.

     GAAP. Generally accepted accounting principles as defined by the United States Financial Accounting Standards Board, as from time to time in effect.

     GUARANTIES. As applied to the Company and its Subsidiaries, all guarantees, endorsements or other contingent or surety obligations with respect to obligations of others whether or not reflected on the consolidated balance sheet of the Company and its Subsidiaries, including any obligation to furnish funds, directly or indirectly (whether by virtue of partnership arrangements, by agreement to keepwell or otherwise), through the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, or to enter into a contract for any of the foregoing, for the purpose of payment of obligations of any other Person or entity.

     GUARANTY AGREEMENT (BIOSEPRA). That certain Guaranty Agreement (Biosepra) dated as of the date hereof executed by Sepracor guarantying the obligations of BioSepra to the Bank.

     GUARANTY AGREEMENT (VERSICOR). That certain Guaranty Agreement (Versicor) dated as of the date hereof executed by Sepracor guarantying the obligations of Versicor to the Bank.

     HAZARDOUS MATERIAL. Any substance (i) the presence of which requires or may hereafter require notification, investigation or remediation under any Environmental Law; (ii) which is or becomes defined as a "hazardous waste," "hazardous material" or "hazardous substance" or "controlled industrial waste" or "pollutant" or "contaminant" under any present or future Environmental Law or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and any applicable local statutes and the regulations promulgated thereunder; (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of any foreign country, the United States, any state of the United States, or any political subdivision thereof to the extent any of the foregoing has or had jurisdiction over the Company; or (iv) without limitation, which contains gasoline, diesel fuel or other petroleum products, asbestos or polychlorinated biphenyls ("PCB's").

     HEMASURE. Hemasure Inc., a Delaware corporation and an Affiliate of the Company.

     INDEBTEDNESS. As applied to the Company and its Subsidiaries, (i) all obligations for borrowed money or other extensions of credit whether or not secured or unsecured, absolute or contingent, including, without limitation, Capital Leases, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of the Company and its Subsidiaries and all obligations representing the deferred purchase price of property, other than accounts payable arising in the ordinary course of business, (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments, (iii) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired by the Company or any of its Subsidiaries whether or not the obligations secured thereby shall have been assumed, (iv) that portion of all obligations arising under Capital Leases that is required to be capitalized on the consolidated balance sheet of the Company and its Subsidiaries, (v) all Guaranties, and (vi) all obligations that are immediately due and payable out of the proceeds of or production from property now or hereafter owned or acquired by the Company or any of its Subsidiaries.

     Intellectual Property. See Section 7.1.
     ---------------------

     INTELLECTUAL PROPERTY SECURITY AGREEMENT. The Intellectual Property Security Agreement dated as of December 28, 1994 between the Company and the Bank whereby the Company has granted to the Bank a security interest in its Intellectual Property, as amended and confirmed on the date hereof by the Confirmation to the Intellectual Property Security Agreement.

     INVENTORY. Goods, merchandise and other personal property, now owned or hereafter acquired by the Company, which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work in process or materials used or consumed or to be used or consumed in the Company's business.

     INVESTMENT. As applied to the Company and its Subsidiaries, the purchase or acquisition of any share of capital stock, partnership interest, evidence of indebtedness or other equity security of any other Person or entity, any loan, advance or extension of credit to, or contribution to the capital of, any other Person or entity, any real estate held for sale or investment, any commodities futures contracts held other than in connection with bona fide hedging transactions, any other investment in any other Person or entity, and the making of any commitment or acquisition of any option to make an Investment.

     INVESTMENT PROPERTY SECURITY AGREEMENT. That certain Investment Property Security Agreement dated as of the date hereof between SSC and the Bank.

     LOAN ACCOUNT. The account on the books of the Bank in which will be recorded Revolving Loans made by the Bank to the Company pursuant to this Agreement, payments made on such Revolving Loans and other appropriate debits and credits as provided by this Agreement.

     Loan Documents. See Section 8.2.
     --------------

     MANAGERIAL EXPENSE. All salaries, costs, fees and other expenses directly or indirectly paid or payable by the Company to any shareholder or to any Affiliate of the Company for management services, except the direct salaries and expenses of executive personnel, the expenses of directors and fees and expenses among and between the Company and its Affiliates in the ordinary course of business and consistent with past practices.

     Material Licenses. See Section 4.11.
     -----------------

     Money Markets. See Section 9.10.
     -------------

     NET OUTSTANDING AMOUNT OF BASE ACCOUNTS. The net amount of Base Accounts outstanding after (a) eliminating from the aggregate amount of outstanding Base Accounts (i) such Accounts past due under the original terms of sale more than sixty (60) days, (ii) any Base Account owed by any account debtor whose principal place of business or chief executive office is not within the United States or the District of Columbia ("FOREIGN ACCOUNT DEBTORS"), (iii) such Accounts due from Affiliates or Subsidiaries of the Company, (iv) such Accounts for services not yet rendered or goods not yet delivered, and (v) such Accounts representing obligations in respect of any joint venture interest owned by the Company and in respect of royalties and license fees payable to the Company by any such joint venture or any joint venture therein, and (b) deducting from the aggregate face amount of the remaining Base Accounts (i) net offsets from accounts owing from account debtors, other than Foreign Account Debtors, which maintain both receivable and payable balances with the Company, (ii) the aggregate amount of outstanding claims asserted by account debtors, other than Foreign Account Debtors, against the Company and (iii) all payments, adjustments, and credits applicable thereto and all amounts due thereon considered by the Bank to be difficult to collect or uncollectible by reason of return, rejection, repossession, loss or damage of or to the merchandise giving rise thereto, a merchandise or other dispute, insolvency of the account debtor or any other reason, all as determined by the Bank in its sole and reasonable discretion, which determination shall be final and binding upon the Company.

     NOTE. The Amended and Restated Promissory Note of the Company, substantially in the form of EXHIBIT A hereto, evidencing the obligations of the Company to the Bank to repay the Revolving Loans.

     Notice of Borrowing. See Section 2.1(b).
     -------------------

     OBLIGATIONS. Any and all obligations of the Company to the Bank of every kind and description (i) hereunder and under the Note, (ii) under Alternative Currency Commitments and under any and all documents pertaining thereto and
(iii) under the Guaranty Agreement (BioSepra) and the Guaranty Agreement (Versicor), in each case, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument, if any, and including obligations to perform acts and refrain from taking action as well as obligations to pay money.

     Original Currency. See Section 9.10.
     -----------------

     PBGC. The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     Permitted Encumbrances. See Section 6.4.
     ----------------------

     PERSON. A corporation, an association, a partnership, a limited liability company or partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     PLAN. At any time, an employee pension or other benefit plan that is subject to Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by the Company or any member of the Controlled Group for employees of the Company or any member of the Controlled Group or (ii) if such Plan is established, maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Company or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five Plan years made contributions.

     PRIME RATE. The rate of interest announced from time to time by the Bank at its office in Boston, Massachusetts as its prime rate.

     Prior Credit Agreement. See Preamble.
     ----------------------

     Prior Loans. See Preamble.
     -----------

     QUALIFIED INVESTMENTS. As applied to the Company and its Subsidiaries, investments in (i) notes, bonds or other obligations of the United States of America or any agency thereof that as to principal and interest constitute direct obligations of or are guaranteed by the United States of America; (ii) certificates of deposit or other deposit instruments or accounts of banks or trust companies organized under the laws of the United States or any state thereof that have capital and surplus of at least $100,000,000, (iii) commercial paper issued by companies organized under the laws of the United States or any state thereof and that is rated not less than prime-two or A-2 or their equivalents by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or their successors, (iv) mutual or closed end funds that invest solely in investments described in clauses (i) through (iii) of this definition and (v) any repurchase agreement secured by any one or more of the foregoing.

     RESTRICTED PAYMENTS. (a) Any dividend or other distribution, direct or indirect, on or on account of any shares of any class of stock of any of the Company now or hereafter outstanding and (b) any redemption, purchase or other acquisition, direct or indirect, of any shares of any class of stock of the Company now or hereafter outstanding or of any warrants or rights to purchase any such stock (including without limitation the repurchase of any such stock or warrant or any refund of the purchase price thereof in connection with the exercise by the holder thereof of any right of rescission or similar remedies with respect thereto),

(c) any Managerial Expense, and (d) any payment of principal of, premium, if any, or interest on, or otherwise in respect of any Subordinated Indebtedness.

     REVOLVING COMMITMENT AMOUNT. Ten Million Dollars ($10,000,000) or any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Section 2.3 or Section 8.2.

     REVOLVING CREDIT PERIOD. The period beginning on the date hereof and extending through and including the Revolving Credit Termination Date.

     REVOLVING CREDIT TERMINATION DATE. April 30, 1999 or such earlier date on which the commitment to make Revolving Loans is terminated or the Revolving Commitment Amount is reduced to zero in accordance with the terms of this Agreement.

     Revolving Loans. See Section 2.1(a).
     ---------------

     Second Currency. See Section 9.10.
     ---------------

     Sepracor. See Preamble.
     --------

     SSC. See Preamble.
     ---

     SUBORDINATED INDEBTEDNESS. (a) the existing Indebtedness of the Company which is designated as "Subordinated Indebtedness" in SCHEDULE 6.1 attached hereto, and (b) any other Indebtedness of the Company consented to in writing by the Bank which matures in its entirety later than the Note and by its terms (or by the terms of the instrument under which it is outstanding and to which appropriate reference is made in the instrument evidencing such Subordinated Indebtedness) is made subordinate and junior in right of payment to the Note and to the Company's other obligations to the Bank hereunder by provisions reasonably satisfactory in form and substance to the Bank and its counsel.

     SUBORDINATED NOTES. Sepracor's (i) 10% convertible subordinated notes issued by Sepracor pursuant to the Securities Purchase Agreement dated as of February 23, 1990 among Sepracor and the investors named therein as amended by Amendment No. 1 dated as of July 13, 1990, Amendment No. 2 dated as of September 17, 1990 and Amendment No. 3 dated as of September 12, 1991 and (ii) $87,250,000 7% Convertible Subordinated Debentures due 2002 issued pursuant to Fiscal Agency Agreement dated November 7, 1995 (in the form originally executed and delivered to the Bank) between Sepracor and Chemical Bank as fiscal agent.

     SUBSIDIARY. Any corporation, association, limited liability company, joint stock company, business trust or other similar organization of which 50% or more of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by Sepracor or its Subsidiaries; or any other such organization the management of which is directly or indirectly controlled by Sepracor or a Subsidiary of Sepracor through the exercise of voting power or otherwise; or any joint venture, whether incorporated or not, in which Sepracor has, at least, a 50% ownership interest.

     TANGIBLE CAPITAL BASE. At any date as of which the amount thereof shall be determined, the stockholders' equity of the Company determined in accordance with GAAP plus the outstanding principal amount of any Subordinated Indebtedness minus the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, (c) all reserves not already deducted from assets, (d) any write-up in the book value of assets resulting from any revaluation thereof subsequent to the date of the financial statements referred to in Section 4.6 and (e) any and all items included as assets on the balance sheet of the Company if and to the extent such items consist of the equity in Subsidiaries or other joint ventures holdings or similar investments.

     TECHNOLOGY TRANSFER AGREEMENTS. The Technology Transfer and License Agreements dated as of January 1, 1994 between Sepracor and each of its Subsidiaries each as originally executed and delivered to the Bank.

     Total Indebtedness. All Indebtedness of the Company.
     ------------------

     TOTAL SENIOR LIABILITIES. Total Indebtedness MINUS the aggregate of Subordinated Indebtedness.

     U.S. SUBSIDIARY. With respect to any Person, each of such Person's Subsidiaries having a principal place of business located in the United States.

     VERSICOR. Versicor Inc., a Delaware corporation, a Subsidiary of Sepracor and an Affiliate of BioSepra.

     VERSICOR CREDIT AGREEMENT. That certain Revolving Credit, Term Loan and Security Agreement dated as of the date hereof between Versicor and the Bank.

     1.2. ACCOUNTING TERMS. All terms of an accounting character shall have the meanings assigned thereto by GAAP applied on a basis consistent with the financial statements referred to in Section of this Agreement, modified to the extent, but only to the extent, that such meanings are specifically modified herein.

     1.3. THE COMPANY. All references herein to the Company and not to the Company and its Subsidiaries shall refer only to the Company. All references to the Company and its Subsidiaries shall refer to the Company and its Subsidiaries on a consolidated basis.

     1.4. MULTIPLE BORROWERS. The term "Company" refers to more than one corporation. All references to the Company are references to Sepracor and SSC. All Obligations are joint and several between Sepracor and SSC, except for the Obligations relating to the Guaranty Agreement (BioSepra) and the Guaranty Agreement (Versicor). All representations and covenants shall apply and be applied to each of Sepracor and SSC separately as well as jointly and are made by each of Sepracor and SSC, including the financial covenants contained in Sections 5.9 through 5.12. The Company designates Sepracor to act on behalf of the Company for all purposes under this Agreement, including, without limitation, the requesting of Revolving Loans hereunder, and reduction of the Revolving Commitment Amount. Notice when given to Sepracor shall be sufficient notice to the Company. Any document delivered to Sepracor shall be considered delivered to each of Sepracor and SSC. Any Event of Default by Sepracor or SSC shall be an Event of Default by the Company.


                                   SECTION 2.

                              DESCRIPTION OF CREDIT

     2.1. The Revolving Loans.
          -------------------

     (a) Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Company made herein, the Bank agrees to make loans ("REVOLVING LOANS") to the Company pursuant to Notices of Borrowing as delivered by the Company to the Bank from time to time, from and after the date hereof and during the Revolving Credit Period; PROVIDED, that (1) the aggregate principal amount of Revolving Loans outstanding at any time shall not exceed the Available Aggregate Revolving Commitment at such time and (2) at the time the Company requests a Revolving Loan and after giving effect to the making thereof there has not occurred and is not continuing any Default or Event of Default. The Company agrees that it shall be an Event of Default if at any time the debit balance of the Loan Account shall exceed the Available Aggregate Revolving Commitment unless the Company shall, upon demand by the Bank, pay, within two (2) Business Days, cash to the Bank to be credited to the Loan Account in such amount as shall be necessary to eliminate the excess.

     (b) Prior to 12:00 noon (Boston time) on the Revolving Loan request date, an Authorized Officer shall notify the Bank in writing or by telephone confirmed by (1) telex, (2) telecopy or (3) other facsimile transmission, on the same day as the telephonic request (the "NOTICE OF BORROWING"), of the proposed date of borrowing and the principal amount requested. No Notice of Borrowing shall be revocable by the Company.

     (c) The Bank shall enter the Revolving Loans as debits in the Loan Account. The Bank shall also record in the Loan Account all payments made by the Company on account of the Revolving Loans, and may also record therein, in accordance with customary accounting practices, other debits and credits, and all interest, fees, charges and expenses chargeable to the Company under this Agreement. The debit balance of the Loan Account shall reflect the amount of the Company's Obligations to the Bank from time to time by reason of the Revolving Loans and other appropriate charges hereunder. Periodically, the Bank shall render a statement of account showing as of its date the debit balance of the Loan Account which, unless within thirty (30) days of such date notice to the contrary is received by the Bank from the Company, absent manifest error, shall be considered correct and accepted by the Company and conclusively binding upon it.

     (d) Subject to the terms and conditions of this Agreement, the Bank shall make each Revolving Loan on the effective date specified therefor by crediting the amount of such Revolving Loan to the Company's demand deposit account with the Bank.

     2.2. COMMITMENT FEE. The Company shall pay to the Bank during the Revolving Credit Period a commitment fee computed at the rate of one quarter of one percent (0.25%) per annum on the average daily amount of the unborrowed portion of the difference between (a) the Revolving Commitment Amount and (b) the sum of the Revolving Commitment Amounts for each of Biosepra and Versicor, during each quarter or portion thereof. Commitment fees shall be payable quarterly in arrears, on the first day of January, April, July and October of each year beginning on April 1, 1997, and on the last day of the Revolving Credit Period.

     2.3. REDUCTION OF REVOLVING COMMITMENT AMOUNT. The Company may from time to time by written notice delivered to the Bank by the Company at least five Business Days prior to the date of the requested reduction, reduce by integral multiples of Ten Thousand Dollars ($10,000) any unborrowed portion of the Revolving Commitment Amount. No reduction of the Revolving Commitment Amount shall be subject to reinstatement.

     2.4. The Note.
          --------

     (a) The Revolving Loans shall be evidenced by the Note which is payable to the order of the Bank and with a final maturity on the Revolving Credit Termination Date. The Note shall be dated on or before the date of the first Revolving Loan and shall have the blanks therein appropriately completed.

     (b) The Bank shall, and is hereby irrevocably authorized by the Company to, enter on the schedule forming a part of the Note or otherwise in its records appropriate notations evidencing the date and the amount of each Revolving Loan, the interest rate applicable thereto and the date and amount of each payment of principal made by the Company with respect thereto; and in the absence of manifest error, such notations shall constitute conclusive evidence thereof. The Bank is hereby irrevocably authorized by the Company to attach to and make a part of the Note a continuation of any such schedule as and when required. No failure on the part of the Bank to make any notation as provided in this subsection (b) shall in any way affect any Revolving Loan or the rights or obligations of the Bank or the Company with respect thereto.

     2.5. CAPITAL REQUIREMENTS. If after the date hereof, the Bank shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital requirements for banks or bank holding companies, or any change therein (including, without limitation, any change according to a prescribed schedule of increasing requirements, whether or not known on the date hereof), or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive of such entity regarding capital adequacy (whether or not having the force of law) has the effect of reducing the return on the Bank's capital to a level below that which the Bank could have achieved (taking into consideration the Bank's policies with respect to capital adequacy immediately before such adoption, implementation, change or compliance and assuming that the Bank's capital was fully utilized prior to such adoption, implementation, change or compliance) but for such adoption, implementation, change or compliance as a consequence of its Commitment to make Revolving Loans hereunder by any amount deemed by the Bank to be material, the Company shall pay to the Bank as an additional fee from time to time on demand such amount as the Bank shall have determined to be necessary to compensate it for such reduction. The determination by the Bank of such amount, if done on the basis of any reasonable averaging and attribution methods, shall in the absence of manifest error be conclusive, and at the Company's request, the Bank shall demonstrate the basis of such determination.

     2.6. PAYMENTS AND PREPAYMENTS OF THE REVOLVING LOANS. On at least two (2) Banking Days, prior written notice to the Bank with respect to Revolving Loans subject to an exercised LIBOR Option and on at least one (1) Banking Day, prior written notice to the Bank with respect to all other Revolving Loans, the Company may, at its option, prepay the Note in whole at any time or in part from time to time without penalty or premium; PROVIDED, that any prepayment of any LIBOR Portion shall be made together with the applicable LIBOR Premium. Any interest accrued on the amounts so prepaid to the date of such payment must be paid at the time of any such payment. No prepayment of the Revolving Loans shall affect the Revolving Commitment Amount or impair the Company's right to borrow as set forth in Section 2.1. On the Revolving Credit Termination Date, the Company shall repay all outstanding Revolving Loans and the Note, together with all unpaid interest thereon and all fees and other amounts due hereunder with respect to the Revolving Loans.

     2.7. METHOD OF PAYMENT. All payments and prepayments of principal and all payments of interest shall be made by the Company to the Bank at 75 State Street, Boston, Massachusetts 02109 in immediately available funds, on or before 11:00 a.m. on the due date thereof, free and clear of, and without any deduction or withholding for, any taxes or other payments. The Bank may, and the Company hereby authorizes the Bank to, debit the amount of any payment not made by such time to the demand deposit account of the Company with the Bank.

     2.8. OVERDUE PAYMENTS. (a) Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal amount of the Note and (to the extent permitted by law) on accrued but unpaid interest shall thereafter be payable on demand at a rate per annum equal to two percent (2%) above the interest rate otherwise in effect with respect to such Revolving Loans. Upon the cure of an Event of Default and the payment of interest at the default rate through the date of such cure, the interest rate shall revert to that provided for in Section 2.10.

     (b) If a payment of principal or interest hereunder is not made in full within 10 days of date when due, the Company will pay to the Bank a late fee equal to five percent (5%) of the amount of such payment. Nothing in the preceding sentence shall affect the Bank's right to exercise any of its rights or remedies, including those provided in Section 8.2, if an Event of Default has occurred.

     2.9. HOLIDAYS. If any payment required by this Agreement becomes due on a day that is not a Business Day such payment may be made on the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment.

     2.10. INTEREST. The Note shall bear interest on the unpaid principal amount thereof until paid in full at the rate or rates per annum determined (on the basis of the actual number of days elapsed over a 360-day year) and payable as follows:

     (a) The rate of interest for any portion of the outstanding principal amount of the Revolving Loans which is not then subject to an exercised LIBOR Option under Section 2.11 of this Agreement shall be computed at the Prime Rate.

     (b) The rate for any LIBOR Portion of the Revolving Loans shall be computed at a rate equal to one and three-quarters percent (1.75%) above the applicable LIBOR Rate.

     (c) Interest on the Note shall be payable monthly in arrears on the first Business Day of each month, commencing on January 1, 1997 and, in addition, interest on any LIBOR Portion of the Revolving Loans in respect of any LIBOR Period shall also be payable on the last day of such LIBOR Period, on the last day of the third month for each LIBOR Portion with a 180-day LIBOR Period and at maturity (whether by acceleration or otherwise). The rate of interest payable on any portion of the outstanding principal balance of any Revolving Loan which is not then subject to a LIBOR Option shall take effect simultaneously with the corresponding change in the Prime Rate.

     2.11. Certain LIBOR Provisions.
           ------------------------

     (a) LIBOR OPTION. Subject to the provisions of this Section 2, the Company shall have the right to have the interest on all or any portion of the principal amount of any Revolving Loan, based on a LIBOR Rate.

     (b) CERTAIN DEFINITIONS. As used herein, the following terms have the following respective meanings:

     BANKING DAY. (i) When used with respect to the LIBOR Option, a day on which transactions may be effected in deposits of U.S. dollars in the London interbank foreign currency deposits market and on which banks may conduct business in London, England and Boston, Massachusetts and (ii) when used with respect to the other provisions of this Agreement, any day excluding Saturday and Sunday and excluding any other day which shall be in Boston, Massachusetts, a legal holiday or a day on which banking institutions are authorized by law to close.

     BOARD. The Board of Governors of the Federal Reserve System of the United States.

     LEGAL REQUIREMENT. Any requirement imposed upon the Bank by any law of the United States of America or the United Kingdom or by any regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of the Board, the Bank of England or any other board, central bank or governmental or administrative agency, institution or authority of the United States of America, the United Kingdom or any political subdivision of either thereof.

     LIBOR OPTION. The option granted pursuant to this Section 2 to have the interest on all or a portion of the principal amount of the Revolving Loan based on a LIBOR Rate.

     LIBOR PERIOD. Any period, as provided below in this Section 2.11, of 30, 60, 90 or 180 days, commencing on any Banking Day; provided, however, that no

LIBOR Period with respect to any LIBOR Portion of any Revolving Loan shall extend beyond the maturity date of the Note. If any LIBOR Period so selected would otherwise end on a date which is not a Banking Day, such LIBOR Period shall instead end on the next preceding or succeeding Banking Day as determined by the Bank in accordance with the then current banking practice in London. Each determination by the Bank of any LIBOR Period shall, in the absence of manifest error, be conclusive, and at the Company's request the Bank shall demonstrate the basis for such determination.

     LIBOR PORTION. That portion of the Revolving Loan specified in a LIBOR Request, (i) which is not less than Five Hundred Thousand Dollars ($500,000),
(ii) which is an integral multiple of Ten Thousand Dollars ($10,000), (iii) which does not exceed the outstanding balance of the Revolving Loan not already subject to an exercised LIBOR Option, (iv) which, as of the date of the LIBOR Request specifying such LIBOR Portion, has met the conditions for basing interest on the LIBOR Rate in Section 2.12 of this Agreement and (v) the LIBOR Period of which has commenced and not terminated.

     LIBOR PREMIUM. With respect to the prepayment of any LIBOR Portion of any Revolving Loan, whether voluntary or as a result of acceleration, an amount equal to the product of (i) the excess, if any, of the rate of interest on the principal amount so prepaid over the rate of interest on debt securities issued by the Treasury of the United States of America on a date approximating the date of payment of such principal amount and having a maturity date approximating the last Banking Day of the applicable LIBOR Period, multiplied by (ii) the principal amount so prepaid, multiplied by (iii) a fraction, the numerator of which is the number of days remaining in the related LIBOR Period and the denominator of which is 360.

     LIBOR RATE. With respect to any LIBOR Portion for the related LIBOR Period, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/8 of 1%) equal to the product of (a) the Base LIBOR Rate (as hereinafter defined) and (b) Statutory Reserves. For purposes of this definition, the term "BASE LIBOR RATE" shall mean the rate (rounded to the nearest 1/8 of 1% or, if there is no nearest 1/8 of 1%, the next higher 1/8 of 1%) at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Portion and for a maturity equal to the applicable LIBOR Period are offered to the Bank in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, two (2) Banking Days prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period. Each determination by the Bank of any LIBOR Rate shall, in the absence of manifest error, be conclusive, and at the Company's request, the Bank shall demonstrate the basis for such determination.

     LIBOR REQUEST. Notice in writing (or by telephonic communications confirmed by telex, telecopy or other facsimile transmission on the same day as the telephone request) from the Company to the Bank requesting that interest on a LIBOR Portion be based on the LIBOR Rate, specifying: (i) the first day of the LIBOR Period, (ii) the length of the LIBOR Period consistent with the definition of that term and (iii) a dollar amount of the LIBOR Portion consistent with the definition of that term.

     STATUTORY RESERVES. A fraction, the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board and any other banking authority to which the Bank is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Portions of the Revolving Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to the Bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     TAX. In relation to any LIBOR Portion and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding or other charges of whatever nature required by any Legal Requirement (i) to be paid by the Bank and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by the Company to the Bank, provided that the term "Tax" shall not include any taxes imposed upon the net income of the Bank by the United States of America or any political subdivision thereof (including state and local governmental authorities).

     2.12. CONDITIONS FOR BASING INTEREST ON THE LIBOR RATE. Upon the condition that:

     (a) The Bank shall have received a LIBOR Request from the Company prior to noon at least two (2) Banking Days prior to the first day of the LIBOR Period requested;

     (b) There shall have occurred no change in applicable law which would make it unlawful for the Bank to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market;

     (c) As of the date of the LIBOR Request and the first day of the LIBOR Period, there shall exist no Event of Default, nor any Default, which has not been waived by the Bank;

     (d) The Bank shall not have determined in good faith that it is unable to determine the LIBOR Rate in respect of the requested LIBOR Period or that it is unable to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market in the applicable amounts and for the requested LIBOR Period; and

     (e) As of the first date of the LIBOR Period specified in such LIBOR Request, and after having given effect thereto, there shall be no more than an aggregate of four (4) LIBOR Portions outstanding;

then interest on the LIBOR Portion requested during the LIBOR Period requested will be at the applicable LIBOR Rate.

     2.13. INDEMNIFICATION FOR FUNDING AND OTHER LOSSES. Each LIBOR Request shall be irrevocable and binding on the Company. Without limiting the generality of Section 2.14, the Company shall indemnify the Bank against any loss or expense incurred by the Bank as a result of any failure on the part of the Company to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by the Bank to fund or maintain the requested LIBOR Portion when interest on such LIBOR Portion, as a result of such failure on the part of the Company, is not based on the applicable LIBOR for the requested LIBOR Period. The Bank shall determine the amount of such loss or expense incurred by it, and absent manifest error such determination shall be conclusive, and at the Company's request the Bank shall demonstrate the basis for such determination.

     2.14. CHANGE IN APPLICABLE LAWS, REGULATIONS, ETC. If any Legal Requirement shall make it unlawful for the Bank to fund through the purchase of U.S. dollar deposits any LIBOR Portion, or otherwise to give effect to its obligations as contemplated hereby, or shall impose on the Bank any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Bank, which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of the Bank which includes any LIBOR Portion, or shall impose on the Bank any restrictions on the amount of such a category of liabilities or assets which the Bank may hold, (a) the Bank may by notice thereof to the Company terminate the LIBOR Option, (b) any LIBOR Portion subject thereto shall immediately bear interest thereafter at the rate provided for in
Section 2.10(a), and

(c) the Company shall indemnify the Bank against any loss, penalty or expense incurred by the Bank by reason of the liquidation or redeployment of deposits or other funds acquired by the Bank to fund or maintain such LIBOR Portion, as provided in Section 2.13.

     2.15. TAXES. It is the understanding of the Company and the Bank that the Bank shall receive payments of amounts of principal of and interest on the Revolving Loan with respect to the LIBOR Portions from time to time subject to a LIBOR Option free and clear of, and without deduction for, any Taxes. If (a) the Bank shall be subject to any such Tax in respect of any such LIBOR Portion or part thereof or (b) the Company shall be required to withhold or deduct any such Tax from any such amount, and (c) such Tax shall not have existed as of the date of the applicable LIBOR Request, the LIBOR applicable to such LIBOR Portion shall be adjusted by the Bank to reflect all additional costs incurred by the Bank in connection with the payment by the Bank or the withholding by the Company of such Tax and the Company shall provide the Bank with a statement detailing the amount of any such Tax actually paid by the Company. Determination by the Bank of the amount of such costs shall, in the absence of manifest error, be conclusive, and at the Company's request, the Bank shall demonstrate the basis of such determination. If after any such adjustment, any part of any Tax paid by any Bank is subsequently recovered by the Bank, the Bank shall reimburse the Company to the extent of the amount so recovered. A certificate of an officer of the Bank setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive.

     2.16. FOREIGN EXCHANGE FACILITY. During the Revolving Credit Period, the Bank agrees to provide the Company with a foreign exchange facility (the "FOREIGN EXCHANGE FACILITY") pursuant to which the Bank will issue Alternative Currency Commitments from time to time, consistent with the definition thereof. In determining the amount of Dollars or an Alternative Currency purchased or exchanged, the Bank shall use the same method employed in determining the Dollar Equivalent or Alternative Currency Equivalent as set forth in each such definition. All Alternative Currency Commitments of the Company including, without limitation, fees, charges and any currency loss or similar loss, shall be Obligations of the Company hereunder and shall be secured by the security interest granted by the Company to the Bank in the Collateral. The Exchange Contract Amount shall be recalculated hereunder on each date that it shall be necessary to determine the unused portion of the Revolving Commitment Amount.


                                   SECTION 3.
                                   ----------

                               CONDITIONS OF LOANS
                               -------------------

     3.1. Conditions Precedent to Initial Revolving Loan. The obligation of the
          ----------------------------------------------

Bank to make its initial Revolving Loan and to provide the Foreign Exchange Facility is subject to the condition precedent that the Bank shall have received, in form and substance satisfactory to the Bank and its counsel, the following:

     (a) this Agreement, duly executed by the Company;

     (b) the Note, duly executed by the Company;

     (c) the Confirmation of the Intellectual Property Security Agreement duly executed by Sepracor in form and substance satisfactory to the Bank and its counsel;

     (d) the Investment Property Security Agreement duly executed by SSC and the Account Control Agreement duly executed by SSC and the broker named therein;

     (e) the BioSepra Credit Agreement duly executed by BioSepra and the Versicor Credit Agreement duly executed by Versicor; and the Guaranty Agreement (BioSepra), the Guaranty Agreement (Versicor) and the Deposit Pledge Agreement each duly executed by Sepracor and the consummation of all transactions contemplated thereby;

     (f) the subordination provisions of the documentation for Sepracor's Subordinated Notes and any other Subordinated Indebtedness of the Company shall be satisfactory to the Bank and its counsel;

     (g) a certificate of the Secretary or an Assistant Secretary of Sepracor with respect to resolutions of the Board of Directors authorizing the execution and delivery of this Agreement, the Note, the Confirmation of the Intellectual Property Security Agreement, the Guaranty Agreement (BioSepra), the Guaranty Agreement (Versicor) and the Deposit Pledge Agreement and identifying the officer(s) authorized to execute, deliver and take all other actions required under this Agreement, and providing specimen signatures of such officers;

     (h) a certificate signed by an Authorized Officer of Sepracor, certifying that the conditions of Section 3.2(b) have been fulfilled;

     (i) the certificate of incorporation of Sepracor and all amendments and supplements thereto, filed in the office of the Secretary of State of the State of Delaware, each certified by said Secretary of State as being a true and correct copy thereof;

     (j) the Bylaws of Sepracor and all amendments and supplements thereto, certified by the Secretary or an Assistant Secretary as being a true and correct copy thereof;

     (k) a certificate of the Secretary of State of the State of Delaware, as to legal existence and good corporate standing of Sepracor in such state and listing all documents on file in the office of said Secretary of State;

     (l) UCC-1 Financing Statements, for any new locations of Sepracor duly executed by Sepracor and UCC-3 Financing Statements, changing the name of the Bank as set forth in the preamble to this Agreement and any other necessary revisions duly executed by Sepracor and the Bank, each recorded in the appropriate filing offices;

     (m) a certificate of the Clerk or an Assistant Clerk of SSC with respect to resolutions of the Board of Directors authorizing the execution and delivery of this Agreement, the Note, the Investment Property Security Agreement and the Account Control Agreement and identifying the officer(s) authorized to execute, deliver and take all other actions required under this Agreement, and providing specimen signatures of such officers;

     (n) a certificate signed by a principal officer of SSC, certifying that the conditions of Section 3.2(b) have been fulfilled;

     (o) the articles of organization of SSC and all amendments and supplements thereto, filed in the office of the Secretary of the Commonwealth of the Commonwealth of Massachusetts, each certified by said Secretary of the Commonwealth as being a true and correct copy thereof;

     (p) the Bylaws of SSC and all amendments and supplements thereto, certified by the Clerk or an Assistant Clerk as being a true and correct copy thereof;

     (q) a certificate of the Secretary of the Commonwealth of the Commonwealth of Massachusetts, as to legal existence and good corporate standing of SSC in such state and listing all documents on file in the office of said Clerk of State;

     (r) UCC-1 Financing Statements for each location of SSC duly executed by SSC, each recorded in the appropriate filing offices;

     (s) Lien searches against Sepracor in all appropriate state filing offices and in the United States Patent and Trademark Office and the United States Copyright Office;

     (t) if necessary, UCC-3 Termination Statements and other appropriate lien discharge documentation terminating all liens except those consisting of Permitted Encumbrances.

     (u) Landlord Waiver as to the real property leased by Sepracor located at 111 Locke Drive and 33 Locke Drive, each in Marlborough, Massachusetts duly executed by the lessor of such property;

     (v) an insurance binder demonstrating compliance with Section 5.3;

     (w) a certificate signed by an Authorized Officer of the Company, certifying that there has been no material adverse change in the condition (financial or otherwise), operations, properties, assets, liabilities or earnings of the Company since the date of its most recent financial statement;

     (x) an opinion addressed to it from Hale & Dorr LLP, counsel to the Company, in form and substance satisfactory to the Bank and its counsel; and

     (y) such other documents, and completion of such other matters, as counsel for the Bank may deem necessary or appropriate.

     3.2. CONDITIONS PRECEDENT TO ALL REVOLVING LOANS. The obligation of the Bank to make each Revolving Loan, including the initial Revolving Loan, or continue or convert the Revolving Loans to loans of another type, is further subject to the following conditions:

     (a) timely receipt by the Bank of the Notice of Borrowing as provided in
Section 2.1;

     (b) the representations and warranties contained in Section 4 shall be true and accurate in all material respects on and as of the date of such Notice of Borrowing and on the effective date of the making, continuation or conversion of each Revolving Loan as though made at and as of each such date (except to the extent that such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing, or would result from such Revolving Loan;

     (c) the resolutions referred to in Section 3,1(g) shall remain in full force and effect; and

     (d) no change shall have occurred in any law or regulation or interpretation thereof that, in the opinion of counsel for the Bank, would make it illegal or against the policy of any governmental agency or authority for the Bank to make Revolving Loans hereunder.

     The making of each Revolving Loan shall be deemed to be a representation and warranty by the Company on the date of the making, continuation or conversion of such Revolving Loan as to the accuracy of the facts referred to in subsection (b) of this Section 3.2.

     3.3. CONDITIONS PRECEDENT TO EACH TRANSACTION UNDER FOREIGN EXCHANGE FACILITY. The obligation of the Bank to deliver Dollars or an Alternative Currency, as the case may be, under the Foreign Exchange Facility is subject to the following conditions:

     (a) the Bank and the Company shall have agreed upon the Alternative Currency for the purchase or exchange;

     (b) timely receipt by the Bank of written confirmation of each proposed exchange or purchase in form and substance satisfactory to the Bank, duly executed by the Company;

     (c) No reasonably identifiable disruption of international money markets shall have occurred, and the Bank shall not have determined that it shall be unable, in the exercise of reasonable efforts and through customary means to affect foreign exchange transactions generally or with respect to the Alternative Currency agreed upon in subsection (a) above;

     (d) the Company shall have given the Bank reasonable notice of the proposed purchase or exchange;

     (e) such other documents, and completion of such other matters, as the Bank and counsel for the Bank may deem necessary or appropriate.


                                   SECTION 4.
                                   ----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     In order to induce the Bank to enter into this Agreement and to make the Revolving Loans hereunder, the Company represents and warrants to the Bank that, as of February __, 1997 (notwithstanding that this Agreement is dated as of December 31, 1996):

     4.1. ORGANIZATION AND QUALIFICATION. Each of the Company and its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated and (c) is duly qualified and in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition, operations, properties or business.

     4.2. CORPORATE AUTHORITY. The execution, delivery and performance of this Agreement, the Note, the Confirmation of the Intellectual Property Security Agreement, the Deposit Pledge Agreement, the Investment Property Security Agreement, the Account Control Agreement, the Guaranty Agreement (BioSepra) and the Guaranty Agreement (Versicor) and the transactions contemplated hereby are within the corporate power and authority of Sepracor or SSC, as applicable, and the execution, delivery and performance of the Note are within the corporate power and authority of the Company and have been authorized by all necessary corporate proceedings, and do not and will not (a) require any consent or approval of the stockholders of the Company, (b) contravene any provision of the charter documents or by-laws of the Company or any law, rule or regulation applicable to the Company, (c) contravene any provision of, or constitute an event of default or event that, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other agreement, instrument, order or undertaking binding on the Company, or (d) result in or require the imposition of any Encumbrance on any of the properties, assets or rights of the Company.

     4.3. VALID OBLIGATIONS. This Agreement, the Note, the Confirmation of the Intellectual Property Security Agreement, the Deposit Pledge Agreement, the Investment Property Security Agreement, the Account Control Agreement, the Guaranty Agreement (BioSepra) and the Guaranty Agreement (Versicor) and all of their respective terms and provisions are the legal, valid and binding obligations of Sepracor or SSC, as applicable, each enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     4.4. CONSENTS OR APPROVALS. Except for the agreement of the broker that is a party to the Account Control Agreement, the execution, delivery and performance of this Agreement, the Note, the Confirmation of the Intellectual Property Security Agreement, the Deposit Pledge Agreement, the Investment Property Security Agreement, the Account Control Agreement, the Guaranty Agreement (BioSepra) and the Guaranty Agreement (Versicor) and the transactions contemplated herein do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

     4.5. TITLE TO PROPERTIES; ABSENCE OF ENCUMBRANCES. Each of the Company and its Subsidiaries has good and marketable title to all of the properties, assets and rights of every name and nature now purported to be owned by it, including, without limitation, such properties, assets and rights as are reflected in the financial statements referred to in Section 4.6 (except such properties, assets or rights as have been disposed of in the ordinary course of business since the date thereof), free from all Encumbrances except Permitted Encumbrances hereto, and, except as so disclosed, free from all defects of title that might materially adversely affect such properties, assets or rights, taken as a whole.

     4.6. FINANCIAL STATEMENTS. The Company has furnished the Bank the consolidated and consolidating balance sheets of the Company and its Subsidiaries as of December 31, 1995, and the related consolidated and consolidating statements of income, changes in stockholders' equity and cash flow for the fiscal year then ended, and related footnotes, audited and certified by Coopers & Lybrand. The Company has also furnished the foregoing unaudited financial statements to the Bank for the nine-month period ending September 30, 1996 and financial projections for the 1996 fiscal year prepared by the Company. All such financial statements, except for such projections, were prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the financial position of the Company and its Subsidiaries as of such date and the results of the operations of the Company and its Subsidiaries for such period. The projections were prepared in good faith and based on assumptions which were reasonable when made. There are no liabilities, contingent or otherwise, not disclosed in such financial statements that involve a material amount.

     4.7. CHANGES. Since the date of the financial statements for the nine-month period ending September 30, 1996 referred to in Section 4.6, there have been no changes in the assets, liabilities, financial condition, business or prospects of the Company or any of its Subsidiaries other than changes in the ordinary course of business, the effect of which has not, in the aggregate, been materially adverse.

     4.8. DEFAULTS. As of the date hereof, no Default or Event of Default exists.

     4.9. TAXES. The Company and each Subsidiary has filed all federal, state and other tax returns required to be filed, and all taxes, assessments and other governmental charges due from the Company and each Subsidiary have been fully paid. The Company and each Subsidiary have established on their books reserves adequate for the payment of all federal, state and other tax liabilities.

     4.10. MATERIAL AGREEMENTS. SCHEDULE 4.10 hereto accurately and completely lists all material leases, management, stockholder, partnership, joint venture, stock redemption or retirement, employment (including severance), non-competition and related agreements, if any, which are presently in effect in connection with the conduct of business of the Company and its Subsidiaries.

     4.11. MATERIAL LICENSES. SCHEDULE 4.11 hereto accurately and completely lists all material licenses and related agreements, if any, which are presently in effect in connection with the conduct of business of the Company and its Subsidiaries (the "MATERIAL LICENSES"), and all such Material Licenses are in full force and effect.

     4.12. LITIGATION. Except as set forth in SCHEDULE 4.12 hereto, there is no litigation, arbitration, proceeding or investigation pending, or, to the knowledge of the Company's or any Subsidiary's officers, threatened, against the Company or any Subsidiary that, if adversely determined, could result in a material judgment not fully covered by insurance, could result in a forfeiture of all or any substantial part of the property of the Company or its Subsidiaries, or could otherwise have a material adverse effect on the assets, business or prospects of the Company or any Subsidiary.

     4.13. USE OF PROCEEDS. (a) The Company will not, directly or indirectly, use any part of the proceeds of any of the Revolving Loans (i) for the purpose of making any Restricted Payment which is prohibited by Section 6.8 hereof, (ii) for the purpose of purchasing or carrying any margin stock within the meaning of Regulations U and X (12 C.F.R. Part 221 and 224) of the Board, or (iii) for any other purpose which would violate any provision of any other applicable statute, regulation, order or restriction.

     (b) The proceeds of the Revolving Loans shall be used exclusively for the working capital purposes of the Company and, with the prior written consent of the Bank in its sole and absolute discretion, for certain acquisitions.

     4.14. EXISTING INDEBTEDNESS. SCHEDULE 6.1 hereto accurately and completely lists all existing Indebtedness of the Company and its Subsidiaries as of the date hereof.

     4.15. EXISTING INVESTMENTS. SCHEDULE 4.16 hereto accurately and completely lists the record owner, location and any relevant account numbers of all depository and operating accounts and marketable securities owned by the Company and its Subsidiaries as of the date hereof.

     4.16. SUBSIDIARIES. As of the date hereof, all the Subsidiaries of the Company are listed in SCHEDULE hereto. The Company or a Subsidiary of the Company is the owner, free and clear of all liens and encumbrances, except as expressly provided in such schedule, of all of the issued and outstanding stock of each Subsidiary. All shares of such stock have been validly issued and are fully paid and nonassessable, and no rights to subscribe to any additional shares have been granted, and no options, warrants or similar rights are outstanding.

     4.17. INVESTMENT COMPANY ACT. Neither the Company nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940, as amended.

     4.18. COMPLIANCE WITH ERISA. The Company and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA; and no "prohibited transaction" or "reportable event" (as such terms are defined in ERISA) has occurred with respect to any Plan.

     4.19. FDA COMPLIANCE, ETC. Without limiting the scope of Section 4.2, the Company and its Subsidiaries are in compliance in all material respects with all applicable foreign and federal and state laws and regulations, including all material rules, regulations and administrative orders of the United States Food and Drug Administration (the "FDA") and of foreign authorities with jurisdiction over the Company and its Subsidiaries. The Company and its Subsidiaries are in compliance in all material respects with all of the applicable provisions of the Food, Drug and Cosmetic Act, as amended.

     4.20. Environmental Matters.
           ---------------------

     (a) The Company and its Subsidiaries have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a material adverse effect on the business, financial condition or operations of the Company and its Subsidiaries. The Company and its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a material adverse effect on the business, financial condition or operations of the Company and its Subsidiaries.

     (b) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the Company or any of its Subsidiaries, which could materially adversely affect the properties, business, prospects, operating results or condition (financial or otherwise) of the Company, to have any permit, license or authorization required in connection with the conduct of its business or with respect to any Environmental Laws, including, without limitation, Environmental Laws relating to the generation, treatment, storage, recycling, transportation, disposal or release of any Hazardous Materials.

     (c) To the best of the Company's knowledge no oral or written notification of a release of a Hazardous Material, which could materially adversely affect the properties, business, prospects, operating results or condition (financial or otherwise) of the Company, has been filed by or on behalf of the Company or any of its Subsidiaries and no property now or previously owned, leased or used by the Company or any of its Subsidiaries is listed or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of sites requiring investigation or clean-up.

     (d) There are no liens or encumbrances arising under or pursuant to any Environmental Laws on any of the real property or properties owned, leased or used by the Company or any of its Subsidiaries and no governmental actions have been taken or are in process which could subject any of such properties to such liens or encumbrances or, as a result of which the Company or any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

     (e) Neither the Company nor any of its Subsidiaries nor, to the best knowledge of the Company, any previous owner, tenant, occupant or user of any property owned, leased or used by the Company or any of its Subsidiaries has (i) engaged in or permitted any operations or activities upon or any use or occupancy of such property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal (whether legal or illegal, accidental or intentional) of any Hazardous Materials on, under, in or about such property, except to the extent commonly used in day-to-day operations of such property and in such case only in compliance with all Environmental Laws, or (ii) transported any Hazardous Materials to, from or across such property except to the extent commonly used in day-to-day operations of such property and, in such case, in compliance with, all Environmental Laws, except, in the case of both clause (i) and clause (ii) above, where so doing would not have a material adverse affect on the business, prospects, operating results or condition (financial or otherwise) of the Company; nor to the best knowledge of the Company have any Hazardous Materials migrated from other properties upon, about or beneath such property, nor, to the best knowledge of the Company, are any Hazardous Materials presently constructed, deposited, stored or otherwise located on, under, in or about such property except to the extent commonly used in day-to-day operations of such property and, in such case, in compliance with, all Environmental Laws.

                                   SECTION 5.
                                   ----------

                              AFFIRMATIVE COVENANTS
                              ---------------------

         So long as the Bank has any commitment to lend hereunder or to deliver Dollars or an Alternative Currency, as the case may be, under the Foreign Exchange Facility or any Revolving Loan or other Obligation hereunder remains outstanding, the Company covenants as follows:

     5.1. FINANCIAL STATEMENTS AND OTHER REPORTING REQUIREMENTS. The Company shall furnish to the Bank:

     (a) as soon as available to the Company and its Subsidiaries, but in any event within 90 days after the end of each of fiscal year, the consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of, and the related consolidated and consolidating statement of income, changes in stockholders' equity and cash flow for, such year, audited and certified by Coopers & Lybrand (or other independent nationally recognized certified public accountants reasonably acceptable to the Bank) in the case of such consolidated statements, and certified by an Authorized Officer in the case of such consolidating statements; and, concurrently with such financial statements, a copy of said certified public accountants' management report and a written statement by such accountants that, in the making of the audit necessary for their report and opinion upon such financial statements they have obtained no knowledge of any Default or Event of Default or, if in the opinion of such accountants any such Default or Event of Default exists, they shall disclose in such written statement the nature and status thereof;

     (b) as soon as available to the Company, but in any event within 45 days after the end of each fiscal quarter, the consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of, and the related consolidated and consolidating statements of income for, the period then ended, certified by an Authorized Officer but subject, however, to normal, recurring year-end adjustments;

     (c) as soon as available to the Company, but in any event concurrently with the delivery of each financial statement pursuant to subsection 5.1(a), a copy of each so-called management letter submitted to the Company or any of its Subsidiaries by independent certified public accountants in connection with each annual audit of the books of the Company and its Subsidiaries by such accountants or in connection with any interim audit thereof pertaining to any phase of the business of the Company or any such Subsidiary;

     (d) concurrently with the delivery of each financial statement pursuant to subsections 5.1(a) and 5.1(b) and at any time reasonably requested by the Bank, a completed compliance certificate substantially in the form of EXHIBIT B hereto signed on behalf of the Company by an Authorized Officer;

     (e) as soon as available to the Company and its Subsidiaries, but in any event within 90 days after the end of each fiscal year, projections for the Company and its consolidated Subsidiaries on a consolidating and consolidated basis for the current fiscal year, including projected balance sheets, income statements, cash flow statements and such other statements as the Bank may reasonably request and in form and substance satisfactory to the Bank, all prepared in good faith and based on assumptions which were reasonable when made;

     (f) if and when the Company gives or is required to give notice to the PBGC of any "Reportable Event" (as defined in Section 4043 of ERISA) with respect to any Plan that might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that any member of the Controlled Group or the plan administrator of any Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such Reportable Event given or required to be given to the PBGC;

     (g) immediately upon becoming aware of the existence of any condition or event that constitutes a Default or Event of Default, written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto;

     (h) promptly upon becoming aware of any litigation or of any investigative proceedings by a governmental agency or authority commenced or threatened against the Company or any of its Subsidiaries of which it has notice, the outcome of which would or might have a materially adverse effect on the assets, business or prospects of the Company or the Company and its Subsidiaries on a consolidated basis, written notice thereof and the action being or proposed to be taken with respect thereto;

     (i) promptly upon becoming aware of any investigative proceedings by a governmental agency or authority commenced or threatened against the Company or any of its Subsidiaries regarding any potential violation of Environmental Laws or any spill, release, discharge or disposal of any Hazardous Material, written notice thereof and the action being or proposed to be taken with respect thereto;

     (j) promptly after the same become available, copies of all proxy statements and annual, quarterly and interim reports (excluding reports in respect of the beneficial ownership of officers, directors and certain other shareholders on Forms 3, 4 and 5 promulgated under the Securities Exchange Act of 1934, as amended) as the Company shall send to shareholders or as the Company may file with the Securities and Exchange Commission or any governmental authority at any time having jurisdiction over the Company; and

     (k) from time to time, such other financial data and information about the Company or its Subsidiaries including, without limitation, a current aging of Accounts, as the Bank may reasonably request.

     5.2. Conduct of Business. Each of the Company and its Subsidiaries shall:
          -------------------

     (a) duly observe and comply in all material respects with all applicable laws and valid requirements of any governmental authorities relative to its corporate existence, rights and franchises, to the conduct of its business and to its property and assets (including, without limitation, the Food, Drug and Cosmetic Act, and all regulations promulgated by the FDA, all Environmental Laws and ERISA), and shall maintain and keep in full force and effect all licenses and permits necessary in any material respect to the proper conduct of its business;

     (b) maintain its corporate existence; and

     (c) with respect to Sepracor, maintain its business in developing and commercializing improved chemical entities and related products and services and transacting related business; and with respect to SSC, maintain its business in purchasing, selling, dealing in or holding securities on its own behalf and not as a broker.

     5.3. MAINTENANCE AND INSURANCE. Each of the Company and its Subsidiaries shall maintain and keep its properties in good repair, working order and condition, and from time to time make all needful improvements thereto so that its business may be properly and advantageously conducted at all times. The Company will maintain or cause to be maintained on all insurable properties now or hereafter owned by the Company insurance against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses and will maintain or cause to be maintained, products liability, public liability and workmen's compensation insurance insuring the Company to the extent customary with respect to companies conducting similar businesses and, upon request, will furnish to the Bank satisfactory evidence of the same. Each insurance policy pertaining to any of the Collateral shall: (i) name the Bank as an insured pursuant to a so-called "standard mortgagee clause"; (ii) provide that no action of the Company, or any tenant or subtenant shall void such policy as to the Bank; and (iii) provide that the Bank shall be notified of any proposed cancellation of such policy at least thirty (30) days in advance of such proposed cancellation and will have sufficient time to correct any deficiencies justifying such proposed cancellation. All such policies shall be delivered to the Bank upon request. In the event of a casualty loss, the Company may apply the proceeds of any insurance to the restoration or replacement of the property or asset which was the subject of such loss, PROVIDED that (A) the Company shall have demonstrated to the reasonable satisfaction of the Bank that such property or asset will be restored to substantially its previous condition or will be replaced by a substantially identical property or asset, and (B) the Bank shall have received, if requested by it, a favorable opinion from counsel for the Company satisfactory in scope and form to the Bank, as to the Bank's having a prior security interest in and valid first lien on such restored or replaced property or asset.

     5.4. TAXES. The Company shall pay or cause to be paid all taxes, assessments or governmental charges on or against it or any of its Subsidiaries or its or their properties on or prior to the time when they become due; PROVIDED that this covenant shall not apply to any tax, assessment or charge that is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established and are being maintained in accordance with GAAP.

     5.5. INSPECTION BY THE BANK. The Company shall permit the Bank or its designees, at any reasonable time, and upon reasonable notice (or if a Default or Event of Default shall have occurred and is continuing, at any time and without prior notice), to (i) visit and inspect the properties of the Company and its Subsidiaries, (ii) examine and make copies of and take abstracts from the books and records of the Company and its Subsidiaries, (iii) discuss the affairs, finances and accounts of the Company and its Subsidiaries with their appropriate officers, employees and accountants, and (iv) to arrange for verification of Accounts Receivable, under reasonable procedures, directly with account debtors or by other methods; and shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, and instruments as the Bank may reasonably require more completely to vest in and assure to the Bank its rights hereunder or in any Collateral and to carry into effect the provisions and intent of this Agreement. In handling such information the Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to Section 5 except that disclosure of such information may be made (i) to the subsidiaries or affiliates of the Bank in connection with their present or prospective business relations with the Company and its Subsidiaries, (ii) to prospective transferees or purchasers of an interest in the Revolving Loans if they agree to be bound by the confidentiality obligations of this Section 5.5, (iii) as required by law, regulation, rule or order, subpoena, judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of the Bank.

     5.6. MAINTENANCE OF BOOKS AND RECORDS. Each of the Company and its Subsidiaries shall keep adequate books and records of account, in which true and complete entries will be made reflecting all of its business and financial transactions, and such entries will be made in accordance with GAAP consistently applied and applicable law.

     5.7. MAINTENANCE OF ACCOUNTS. The Company and each of its U.S. Subsidiaries will maintain its principal depository and operating accounts and cash management services with the Bank at all times (except for Versicor which may maintain its principal depository and operating accounts in California so long as its principal place of business is located in California) and shall maintain in such accounts sufficient funds to make all principal and interest payments when due.

     5.8. NEW ACCOUNTS AND INVESTMENTS. The Company will notify the Bank in writing of any additions or changes in the ownership, location or relevant account numbers of any depository and operating accounts with a balance equal to or greater than $100,000 and marketable securities owned by the Company and its Subsidiaries.

     5.9. MINIMUM TANGIBLE CAPITAL BASE. The Company shall maintain at all times a Tangible Capital Base of not less than $50,000,000.

     5.10. MINIMUM CASH OR EQUIVALENTS. The Company shall maintain at all times a Cash Equivalent Amount of not less than $40,000,000.

     5.11. MINIMUM LIQUIDITY RATIO. At the end of each fiscal quarter, the Cash Equivalent Amount of the Company shall be equal to or greater than 150% of its Total Senior Liabilities.

     5.12. MAXIMUM LEVERAGE. At the end of each fiscal quarter, the Total Senior Liabilities of the Company shall be equal to or less than 100% of its Tangible Capital Base.

     5.13. FURTHER ASSURANCES. At any time and from time to time the Company shall, and shall cause each of its Subsidiaries to, execute and deliver such further instruments and take such further action as may reasonably be requested by the Bank to effect the purposes of this Agreement and the Note.


                                   SECTION 6.
                                   ----------

                               NEGATIVE COVENANTS
                               ------------------

     So long as the Bank has any commitment to lend hereunder or to deliver Dollars or an Alternative Currency, as the case may be, under the Foreign Exchange Facility or any Revolving Loan or other Obligation hereunder remains outstanding, the Company covenants as follows:

     6.1. INDEBTEDNESS. Neither the Company nor any of its Subsidiaries shall create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness other than the following:

     (a) Indebtedness of the Company or any of its Subsidiaries to the Bank or any of its Affiliates, including, without limitation, the Exchange Contract Amount not in excess of the Foreign Exchange Facility Sublimit;

     (b) Indebtedness existing as of the date hereof and disclosed in SCHEDULE
6.1 hereto and Guaranties disclosed on SCHEDULE 6.2 hereto and any refinancing of such Indebtedness in amounts not exceeding the principal amount thereof and on terms (including without limitation any subordination terms applicable thereto) which are substantially the same as the terms of the refinanced Indebtedness;

     (c) Indebtedness of Sepracor to or from its Subsidiaries on the date hereof so long as they remain Subsidiaries of Sepracor;

     (d) Indebtedness of the Company to or from its Corporate Affiliates (except for BioSepra and Versicor so long as they remain Subsidiaries of the Company) in the aggregate principal amount outstanding at any time not in excess of $10,000,000 and, with respect to each such Corporate Affiliate, not in excess of $5,000,000 principal amount outstanding at any time;

     (e) Indebtedness secured by Permitted Encumbrances;

     (f) Indebtedness not in excess of 4,891,000 Canadian Dollars in respect of Sepracor Canada Limited's obligation with respect to the Canadian Indebtedness and the Company's guaranty of the Canadian Indebtedness and any refinancing of such Indebtedness in amounts not exceeding the principal amount thereof and on terms which are substantially the same terms as the terms of the refinanced indebtedness;

     (g) Indebtedness of BioSepra S.A., a wholly-owned Subsidiary of BioSepra, to BNP Gennevilliers disclosed on SCHEDULE 6.1 hereto, and the refinancing of such Indebtedness in amounts not exceeding the principal amount thereof and on terms which are substantially the same as the terms of the refinanced Indebtedness;

     (h) Indebtedness in respect of Capital Leases and purchase money financing for tangible property used in the Company's business in the aggregate principal amount outstanding at any time not in excess of $5,000,000 LESS, with respect to each of BioSepra and Versicor, any indebtedness in respect of Capital Leases and purchase money financing for tangible property used in their businesses; and

     (i) Indebtedness of Biosepra, S.A. to the government of the Republic of France or a French financial institution in the maximum principal amount of 22,725,000 French Francs incurred in connection with the construction of, the purchase of equipment for, and the related expenses for, a new facility located in the Paris/Cerge Pontise/Roissy Charles de Gaulle region of France.

     6.2. CONTINGENT LIABILITIES. Neither the Company nor any of its Subsidiaries shall create, incur, assume or remain liable with respect to any Guaranties other than the following:

     (a) Guaranties in favor of the Bank or any of its Affiliates; and

     (b) Guaranties disclosed in SCHEDULE 6.2 hereto or in the financial statements referred to in Section 4.6.

     6.3. SALE AND LEASEBACK. Neither the Company nor any of its Subsidiaries shall enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property owned by it in order to lease such property or lease other property that the Company or any such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred.

     6.4. ENCUMBRANCES. Neither the Company nor any of its Subsidiaries shall create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor upon or with respect to any of its property or assets ("ENCUMBRANCES"), or assign or otherwise convey any right to receive income, including the sale or discount of accounts receivable with or without recourse, except the following ("PERMITTED ENCUMBRANCES"):

     (a) Encumbrances in favor of the Bank or any of its Affiliates;

     (b) Encumbrances existing as of the date hereof and disclosed in SCHEDULE
6.4 hereto and securing any refinancing of Indebtedness provided that such refinancing is permitted pursuant to Section 6.1(b);

     (c) Encumbrances for purchase money obligations or Capital Leases permitted pursuant to Section 6.1(f); PROVIDED that such Encumbrances shall not attach to property and assets of the Company or any Subsidiary not purchased with the proceeds of such purchase money obligations;

     (d) liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed or is not required in accordance with the provisions of Section 5.4; and

     (e) landlords' and lessors' liens in respect of rent not in default or liens in respect of pledges or deposits under workmen's compensation, unemployment insurance, social security laws, or similar legislation (other than ERISA) or in connection with appeal and similar bonds incidental to litigation; mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders, contracts (other than for the payment of money); and statutory obligations incidental to the conduct of its business and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business.

     6.5. LINES OF BUSINESS. Neither the Company nor any Subsidiary will engage in any line of business if as a result thereof the business of the Company and its Subsidiaries taken as a whole would be materially different from what it was on the date hereof.

     6.6. MERGER; CONSOLIDATION; SALE OR LEASE OF ASSETS. Neither the Company nor any of its Subsidiaries shall, without the prior written consent of the Bank, sell, lease or otherwise dispose of assets or properties, other than sales or leases of inventory in the ordinary course of business; or liquidate, merge or consolidate into or with any other Person or entity, PROVIDED that any Subsidiary of the Company may merge or consolidate into or with (i) the Company if no Default or Event of Default has occurred and is continuing or would result from such merger and if the Company is the surviving company or (ii) any other wholly-owned Subsidiary of the Company.

     6.7. ADDITIONAL STOCK ISSUANCE. The Company shall not permit any of its Subsidiaries to issue any additional shares of such Subsidiary's capital stock or other equity securities, any options therefor or any securities convertible thereto other than to the Company; PROVIDED, that such Subsidiaries may issue additional shares of its capital stock if after any such issuance the Company has 50% or more of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity or the Company has, at least, a 50% ownership interest.

     6.8. RESTRICTED PAYMENTS. The Company will not directly or indirectly declare, order, pay or make any Restricted Payment or set aside any sum or property therefore if at the time of such proposed action or immediately after giving effect thereto, any condition or event shall exist which constitutes a Default or an Event of Default and unless such Restricted Payment is expressly permitted by this Section 6.8.

     Subject to the foregoing, the Company may (a) make any scheduled payment of principal or interest on Subordinated Notes issued and outstanding on the date of this Agreement in accordance with the subordination provisions for such subordinated notes, (b) make payments under any Corporate Services

Agreement, (c) make distributions of shares of its capital stock as stock splits or stock dividends, and (d) make any other Restricted Payment in addition to those referred to in the previous clause; PROVIDED, that in the last event the Company shall have received the prior written consent of the Bank to such proposed Restricted Payment.

     The amount involved in any Restricted Payment declared, ordered, paid, made or set apart in property shall be deemed to be the greater of the fair market value thereof at the time of such distribution or payment (or the date of such transaction, as the case may be), as determined in good faith by the Company, or the net book value thereof on the books of the Company as at such time.

     6.9. TRANSACTIONS WITH AFFILIATES. Except for Sepracor's Subsidiaries on the date hereof so long as they remain Subsidiaries of Sepracor, the Company will not, and will not permit any Corporate Affiliate to, directly or indirectly, enter into any lease or other transaction with any shareholder or with any Affiliate of the Company or such shareholder, on terms that are less favorable to the Company or such Subsidiary than those which might be obtained at the time from Persons who are not a shareholder or an Affiliate. Notwithstanding the preceding sentence, the Company may (1) sublease its facilities to BioSepra, Versicor and Hemasure; (2) enter into and perform the Corporate Services Agreements, the Technology Transfer Agreements and the Cross License Agreement, (3) enter into an amended and restated cross license agreement replacing the Cross License Agreement if such amended and restated agreement is in form and substance acceptable to the Bank and its counsel and
(4) engage in transactions expressly permitted by Sections 6.1, 6.6, and 6.7.

     6.10. INVESTMENTS. Neither the Company nor any of its Subsidiaries shall make or maintain any investments other than (i) existing and additional investments in Subsidiaries on the date hereof so long as they remain Subsidiaries of Sepracor, (ii) Qualified Investments, (iii) investments consisting of foreign deposit accounts used for ordinary course working capital purposes of the Company or its Subsidiaries; PROVIDED, that the aggregate balance of foreign deposit accounts of Sepracor and its Subsidiaries shall not at any time exceed $1,500,000 and (iv) investments in French Subsidiaries in existence on or prior to December 28, 1994 but only to the extent such investments are required for compliance with French statutory requirements regarding corporate capitalization.

     6.11. ERISA. Neither the Company nor any member of the Controlled Group shall permit any Plan maintained by it to (i) engage in any "prohibited transaction" (as defined in Section 4975 of the Code, (ii) incur any "accumulated funding deficiency" (as defined in Section 302 of ERISA) whether or not waived, or (iii) terminate any Plan in a manner that could result in the imposition of a lien or encumbrance on the assets of the Company or any of its Subsidiaries pursuant to Section 4068 of ERISA.

     6.12. OBSERVANCE OF SUBORDINATION PROVISIONS, ETC. The Company will not make, or cause or permit to be made, any payments in respect of any Subordinated Indebtedness in contravention of the subordination and other payment provisions contained in the evidence of such Subordinated Indebtedness or in contravention of any written agreement pertaining thereto, nor will the Company (a) amend, modify or change in any manner any of such subordination or other payment provisions without the prior written consent of the Bank or (b) amend, modify or change in any manner adverse to the interests of the Bank any of the other provisions set forth in the agreements under which such Subordinated Indebtedness is outstanding or contained in the evidence of such Subordinated or other Indebtedness.


                                   SECTION 7.
                                   ----------

                                    SECURITY
                                    --------

     7.1. SECURITY INTEREST. As security for the payment and performance of all Obligations (including, without limitation, the Company's Obligations hereunder and under the Guaranty Agreement (BioSepra) and the Guaranty Agreement (Versicor), the Bank shall have and the Company hereby grants to the Bank a continuing security interest in all property of the Company of every kind and description, tangible or intangible, whether now or hereafter existing, whether now owned or hereafter acquired, and wherever located, including but not limited to the following (and together with all property in which the Bank may have a security interest pursuant to any other security agreements, pledge agreements, mortgages and other instruments creating a security interest in favor of the Bank and securing the Obligations, collectively, the "COLLATERAL"): all furniture, and similar property of the Company; all Accounts of the Company; all contract rights of the Company; all other rights of the Company, including, without limitation, amounts due from affiliates, tax refunds, and insurance proceeds; all investment property (as defined in the Massachusetts Uniform Commercial Code); all interest of the Company in goods or services as to which an Account Receivable shall have arisen; all files, records (including, without limitation, computer programs, tapes and related electronic data processing software) and writings of the Company or in which it has an interest in any way relating to the foregoing property; all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposits, cash or other property owned by the Company or in which it has an interest which are now or may hereafter be in the possession of the Bank or as to which the Bank may now or hereafter control possession by documents of title or otherwise; all general intangibles of the Company (including, without limitation, all patents, trademarks, trade names, service marks, copyrights and applications for any of the foregoing; all rights to use patents, trademarks, trade names, service marks, and copyrights of any Person and all trade secrets, know how and other intellectual property rights (collectively "INTELLECTUAL PROPERTY"); and any rights of the

Company to retrieval from third parties of electronically processed and recorded information pertaining to any of the types of collateral referred to in this
Section 7.1); any other property of the Company, real or personal, tangible or intangible, in which the Bank now has or hereafter acquires a security interest or which is now or may hereafter be in the possession of the Bank; any sums at any time credited by or due from the Bank to the Company, including deposits; and proceeds and products of all of the foregoing; PROVIDED THAT the Bank shall not be deemed to have a security interest in any technology license entered into by the Company and any third party other than an Affiliate or Subsidiary of the Company prior to December 28, 1994 if the granting of such security interest by the Company would be a violation of such technology license. The provisions of this Section 7.1 applicable to general intangibles consisting of Intellectual Property are supplemented by the provisions of the Intellectual Property Security Agreement and any conflict between the provisions of this Agreement as applicable to such general intangibles and the Intellectual Property Security Agreement shall be resolved in favor of such Intellectual Property Security Agreement.

     7.2. LOCATION OF RECORDS AND COLLATERAL; NAME CHANGE. The Company shall give the Bank written notice of each location at which Collateral is or will be kept and of each office of the Company at which the records pertaining to its Accounts Receivable and contract rights are kept. Except as such notice is given, all Collateral is and shall be kept at 33 and 111 Locke Drive, Marlborough, Massachusetts 01752, and all records of the Company pertaining to Accounts and contract rights are and shall be kept at the Company's chief executive offices at 111 Locke Drive, Marlborough, Massachusetts 01752 or at the Bank. The Company shall give the Bank thirty (30) days, prior written notice of any change in the name or corporate form of the Company or any change in the name under which the Company's business is transacted.

     7.3. STATUS OF COLLATERAL. As of the date hereof, the Company has good and marketable title to all of its properties, assets and rights of every name and nature now purported to be owned by it, including, without limitation, the Collateral, free from all liens, charges and encumbrances whatsoever, except as disclosed on SCHEDULE 6.4 hereof. At the time the Company pledges, sells, assigns or transfers to the Bank any instrument, document of title, security, chattel paper or other property (including Inventory, contract rights and Accounts) or any proceeds or products thereof, or any interest therein, the Company shall be the lawful owner thereof and shall have good right to pledge, sell, assign or transfer the same; none of such property shall have been pledged, sold, assigned or transferred to any Person other than the Bank or in any way encumbered, except as disclosed in SCHEDULE 6.4 of this Agreement; and the Company shall defend the same against the claims and demands of all Persons.

                                   SECTION 8.
                                   ----------

                                    DEFAULTS
                                    --------

     8.1. EVENTS OF DEFAULT. There shall be an Event of Default hereunder if any of the following events occurs:

     (a) the Company shall fail to pay when due (i) any amount of principal of any Revolving Loans, or (ii) any amount of interest thereon; or

     (b) the Company shall fail to pay within three (3) days after receipt of notice from the Bank any fees or expenses payable hereunder or under the Note; or

     (c) the Company shall fail to perform any term, covenant or agreement contained in Sections 5 (except Section 5.3) or 6, Sepracor shall fail to perform any term, covenant or agreement contained in the Intellectual Property Security Agreement or SSC shall fail to perform any term, covenant or agreement contained in the Investment Property Security Agreement or the Account Control Agreement; or

     (d) the Company shall fail to perform any term, covenant or agreement (other than those referred to above in this Section 8.1) contained in this Agreement and such default shall continue for twenty (20) days; or

     (e) any representation or warranty of the Company made in this Agreement or in the Note, or by Sepracor in the Intellectual Property Security Agreement or by SSC in the Investment Property Security Agreement or the Account Control Agreement, or by Sepracor or SSC in any other documents or agreements executed in connection with the transactions contemplated by this Agreement or in any certificate delivered hereunder shall prove to have been false in any material respect upon the date when made or deemed to have been made; or

     (f) the failure to pay at maturity, or within any applicable period of grace, any obligations of the Company in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate for borrowed monies or advances, or for the use of real or personal property, or fail to observe or perform any term, covenant or agreement evidencing or securing such obligations, the result of which failure is to permit the holder or holders of such indebtedness to cause such indebtedness to become due prior to its stated maturity upon delivery of required notice, if any; or

     (g) Sepracor or SSC shall default in any payment due on any Indebtedness in respect of borrowed money, any Capital Lease or the deferred purchase price of property with an outstanding principal amount in excess of Five Hundred Thousand Dollars ($500,000) and such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto; or

     (h) Sepracor or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official of itself or of all or a substantial part of its property, (ii) be generally not paying its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors,
(iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) take any action or commence any case or proceeding, as debtor, under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or any other law providing for the relief of debtors, (vi) fail to contest in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or other law, (vii) take any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing, or (viii) take any corporate action for the purpose of effecting any of the foregoing; or

     (i) a proceeding or case shall be commenced, without the application or consent of Sepracor or any of its Subsidiaries in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (iii) similar relief in respect of it, under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts or any other law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 60 days; or an order for relief shall be entered in an involuntary case under the Federal Bankruptcy Code, against Sepracor or such Subsidiary; or action under the laws of the jurisdiction of incorporation or organization of Sepracor or any of its Subsidiaries similar to any of the foregoing shall be taken with respect to Sepracor or such Subsidiary and shall continue unstayed and in effect for any period of 60 days; or

     (j) a judgment or order for the payment of money shall be entered against the Company or any of its Subsidiaries by any court, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Company or such Subsidiary, that in the aggregate exceeds Five Hundred Thousand Dollars ($500,000) in value and such judgment, order, warrant or process shall continue undischarged or unstayed for 30 days; or

     (k) the Company or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of Fifty Thousand

Dollars ($50,000) that it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Company, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against the Company and such proceedings shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

     (l) the Company shall cease to own directly at least 51% of the issued and outstanding shares of the capital stock of each of BioSepra and Versicor having ordinary voting power to elect a majority of the boards of directors of such corporations; or

     (m) a final nonappealable judgment shall be entered against BioSepra or the Company by any court with respect to any patent litigation involving HyperD chromatography media or BioSepra or the Company shall have entered into a settlement in respect of any such litigation, which, in either case would have a material adverse affect on the Company; or

     (n) the termination, expiration or non-renewal of any license or other Material Agreement which termination, expiration or non-renewal has a material adverse effect on the existing business or prospects of the Company; or

     (o) the Company shall fail to perform with respect to any material term, covenant or agreement of any Alternative Currency Commitment.

     8.2. REMEDIES. Upon the occurrence of an Event of Default described in Sections 8.1(h) and 8.1(i), immediately and automatically, and upon the occurrence of any other Event of Default, at any time thereafter while such Event of Default is continuing, at the Bank's option and upon the Bank's declaration:

     (a) the Bank's commitment to make any further Revolving Loans hereunder and to deliver Dollars or an Alternative Currency under any Alternative Currency Commitment or under the Foreign Exchange Facility, generally, shall terminate;

     (b) the unpaid principal amount of the Revolving Loans together with accrued interest and all other Obligations hereunder shall become immediately due and payable, including the unpaid principal amount of any Revolving Loan subject to an exercised LIBOR Option together with accrued interest thereon and the related LIBOR Premium in the same manner as though the Company had exercised its right to prepayment pursuant to Section 2.6 of this Agreement, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived; and

     (c) the Bank may exercise any and all rights it has under this Agreement, the Note or any other documents or agreements executed in connection herewith, or at law or in equity, and proceed to protect and enforce the Bank's rights by any action at law, in equity or other appropriate proceeding.

     (d) Upon the occurrence of any Event of Default and at any time thereafter (unless such Event of Default shall theretofore have been remedied), at the Bank's option: (i) the Bank shall thereupon be relieved of all of its obligations to make any Revolving Loans hereunder; (ii) the Bank shall thereupon be relieved of all of its obligations with respect to Alternative Currency Commitments or under the Foreign Exchange Facility, generally; (iii) the unpaid principal amount of the Note together with accrued interest thereon and all other Obligations shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and (iv) the Bank may exercise any and all rights it has under this Agreement, the Note, the Intellectual Property Security Agreement or any other documents or agreements executed in connection with the transactions contemplated by this Agreement (the "LOAN DOCUMENTS"), or by law or equity, and proceed to protect and enforce the Bank's rights by any action at law, suit in equity or other appropriate proceeding, whether for specific performance or for an injunction against a violation of any covenant contained herein or in any Loan Document or in aid of the exercise of any power granted hereby or thereby or by law.

     (e) Without limiting the rights of the Company set forth in this Section
8.2 above, upon the occurrence of any Event of Default and at any time thereafter (such default not having been cured), the Bank shall have the right to take immediate possession of the Collateral, and for that purpose the Bank may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Company waives demand and notice with respect to and assents to any repossession of the Collateral. The Bank may dispose of the Collateral in any order and in any manner it chooses and may refrain from the sale of any real property, held as the Collateral, until the sale of personal property. Except for the Collateral which is perishable or threatens to decline speedily in value or which is of a type customarily sold on a recognized market, the Bank shall give to the Company at least ten (10) days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition is to be made. The residue of any proceeds of collection or sale, after satisfying all Obligations in such order of preference as the Bank may determine and making proper allowance for interest on Obligations not then due, shall be credited to any deposit account which the Company may maintain with the Bank, or, if there is no such account, held pending instructions from the Company.

The Company shall remain liable for any deficiency.

     (f) The Bank may at any time in its sole discretion (after an Event of Default has occurred) transfer any securities or other property constituting the Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for Obligations or apply it on principal or interest due on Obligations. Insofar as the Collateral shall consist of Accounts or instruments, the Bank may, upon the occurrence of an Event of Default, without notice to or demand on the Company, demand and collect such Collateral as the Bank may determine. For the purpose of realizing the Bank's rights therein, the Bank may receive, open and dispose of mail addressed to the Company and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of Collateral on behalf of and in the name of the Company. The powers conferred on the Bank by this Section are solely to protect the interest of the Bank and shall not impose any duties on the Bank to exercise any powers.

     (g) In addition to all other rights and remedies provided hereunder or by law, the Bank shall have in any jurisdiction where enforcement of this Agreement is sought the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.


                                   SECTION 9.
                                   ----------

                                  MISCELLANEOUS
                                  -------------

     9.1. NOTICES. Unless otherwise specified herein, all notices hereunder to any party hereto shall be in writing and shall be deemed to have been given when delivered by hand, or three (3) days after being properly deposited in the mails postage prepaid, or when sent by telex, answerback received, or electronic facsimile transmission, or when delivered to the telegraph company or overnight courier, addressed to such party at its address indicated below:

     If to the Company, at

              Sepracor Inc.
              111 Locke Drive
              Marlborough, Massachusetts  01752
              Attention: Robert F. Scumaci

                         Senior Vice President Finance and Administration
              Fax No.: 508-357-7494

     If to the Bank, at

              Fleet National Bank
              75 State Street
              Boston, Massachusetts  02109
              Attention: Kimberly A. Martone
                         Vice President
              Fax No.:  617-346-1633

or at any other address specified by such party in writing.

     9.2. EXPENSES. The Company will pay on demand all expenses of the Bank in connection with the preparation, waiver or amendment of this Agreement, the Note, or other documents executed in connection therewith, or the administration, default or collection of the Revolving Loans or other Obligations, or collection of amounts due with respect to Alternative Currency Commitments or the Foreign Exchange Facility, or in connection with the Bank's exercise, preservation or enforcement of any of its rights, remedies or options thereunder, including, without limitation, reasonable fees and disbursements of outside legal counsel or accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with any travel or other costs relating to any appraisals or examinations conducted in connection with the Obligations or any Collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate).

     9.3. SET-OFF. Regardless of the adequacy of any Collateral or other means of obtaining repayment of the Obligations any deposits, balances or other sums credited by or due from the head office of the Bank or any of its branch offices to the Company may, at any time and from time to time after the occurrence of an Event of Default hereunder, without notice to the Company or compliance with any other condition precedent now or hereafter imposed by statute, rule of law, or otherwise (all of which are hereby expressly waived) be set off, appropriated, and applied by the Bank against any and all Obligations of the Company to the Bank or any of its affiliates in such manner as the head office of the Bank or any of its branch offices in their sole discretion may determine, and the Company hereby grants the Bank a continuing security interest in such deposits, balances or other sums for the payment and performance of all such obligations.

     9.4. TERM OF AGREEMENT. This Agreement shall continue in force and effect so long as the Bank has any commitment to make Revolving Loans hereunder or any Revolving Loan or any Obligation hereunder shall be outstanding.

     9.5. NO WAIVERS. No failure or delay by the Bank in exercising any right, power or privilege hereunder or under the Note or under any other documents or agreements executed in connection herewith shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and in the Note provided are cumulative and not exclusive of any rights or remedies otherwise provided by agreement or law.

     9.6. GOVERNING LAW; JURISDICTION. This Agreement and the Note shall be deemed to be contracts made under seal and shall be construed in accordance with and governed by the laws of Massachusetts (without giving effect to any conflicts of laws provisions contained therein). The Company, to the extent that it may lawfully do so, hereby consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Company further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address provided in Section
9.1 of this Agreement or as otherwise provided under the laws of the Commonwealth of Massachusetts.

     9.7. AMENDMENTS. Neither this Agreement nor the Note nor any provision of this Agreement or thereof may be amended, waived, discharged or terminated except by a written instrument signed by the Bank and, in the case of amendments, by the Company.

     9.8. BINDING EFFECT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS. (a) This Agreement shall be binding upon and inure to the benefit of the Company and the Bank and their respective successors and assigns; PROVIDED that the Company may not assign or transfer its rights or obligations hereunder.

     (b) Assignments by the Bank. From and after the date hereof, the Bank may at any time assign all, or a proportionate part of all, of its rights, interests and duties with respect to the Revolving Commitment Amount and the Note (1) to any one or more of its Affiliates without the consent or approval of the Company or (2) to one or more banks or other financial institutions with the consent of the Company which consent shall not be unreasonably withheld (each assignee under clauses (1) and (2), an "Assignee"), in each case on such terms, as between the Bank and each of its Assignees, as the Bank may think fit, and such

Assignee shall assume such rights, interests and duties pursuant to an instrument executed by such Assignee and the Bank, and for this purpose the Bank may make available to each of its potential Assignees such information relating to the Company, this Agreement and the transactions contemplated hereby as the Bank may think necessary or desirable, which information shall be held by each potential Assignee strictly in confidence. Upon execution and delivery of such an instrument and payment by such Assignee to the Bank of an amount equal to the purchase price agreed between the Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights, interests and duties of a Bank with a Revolving Commitment Amount and Revolving Loan as set forth in such instrument of assumption, and the Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this paragraph (i), the Bank and the Company shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee.

     (c) PARTICIPATIONS BY THE BANK. From and after the date hereof, the Bank shall be at liberty to offer the participations in the Revolving Commitment Amount and the Note to one or more banks or other financial institutions on such terms as the Bank may think fit, and for this purpose the Bank may make available to each of its potential participants such information relating to the Company, this Agreement and the transactions contemplated hereby as the Bank may think necessary or desirable, which information shall be held by each potential participant strictly in confidence; PROVIDED, that the Bank shall not offer any participations to foreign banks or financial institutions without the prior written consent of the Company; PROVIDED FURTHER, that the Bank shall retain the sole right to consent to amendments to, or waivers of, the provisions of this Agreement and the Note and the sole right and responsibility to enforce the obligations of the Company hereunder and under the Note; PROVIDED FURTHER, that the Bank may agree with each of its participants that the Bank will not agree, without the consent of the participant, to any amendment or waiver of any provision of this Agreement which would increase or otherwise change such Revolving Commitment Amount or reduce the principal of or rate of interest on the Revolving Loans subject to such participation, or postpone the date fixed for any payment of principal or of interest on any Revolving Loans.

     9.9. AMENDMENT AND TERMINATION OF PRIOR LOAN AGREEMENT. Upon the execution and delivery of this Agreement, (i) Section 1.1 of the Prior Loan Agreement shall be amended to change the "Revolving Credit Termination Date to "December 31, 1996," and (ii) the Prior Loan Agreement shall be terminated and of no further force and effect except for the obligation of the Company to pay any and all of its obligations incurred thereunder or in respect thereof (including the payment of the entire unpaid amount of principal of, if any, and accrued interest on the Prior Loans and the payment in full of all fees and expenses provided for in the Prior Loan Agreement) and except for the continuation of the Bank's security interest in the Collateral as provided herein and in the other Loan Documents which security interest is hereby acknowledged and confirmed.

     9.10. CURRENCY CONVERSION. If, for the purpose of obtaining or enforcing judgment in any court or for any other purpose hereunder it is necessary to convert an amount due hereunder in the currency in which it is due (the "ORIGINAL CURRENCY") into another currency (the "SECOND CURRENCY") the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Bank could purchase, in the United States money market or the United States foreign exchange market (the "MONEY MARKETS"), as the case may be, the Original Currency with the Second Currency on the Business Day on which judgment is given or the amount is due. The Company agrees that its obligations in respect of any amounts due from it to the Bank, in the Original Currency hereunder shall, notwithstanding any judgment expressed or payment made in the Second Currency, be discharged only to the extent that on the Business Day following receipt of any sums so paid or adjudged to be due hereunder in the Second Currency, the Bank may, in accordance with normal banking procedure purchase, in the appropriate Money Market, the Original Currency with the amount of the Second Currency so paid or so adjudged to be due; and if the amount of the Original Currency so purchased is less than the amount originally due in the Original Currency, the Company agrees as a separate obligation, and notwithstanding any such payment or judgment to indemnify the Bank.

     9.11. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     9.12. PARTIAL INVALIDITY. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Agreement shall not affect the validity or enforceability of the remaining portions of it.

     9.13. CAPTIONS. The captions and headings of the various sections and subsections of this Agreement are provided for convenience only and shall not be construed to modify the meaning of such sections or subsections.

     9.14. WAIVER OF JURY TRIAL. THE BANK AND THE COMPANY AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE COMPANY, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE COMPANY HAS

AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     9.15. ENTIRE AGREEMENT. This Agreement, the Note and the documents and agreements executed in connection herewith constitute the final agreement of the parties hereto and supersede any prior agreement or understanding, written or oral, with respect to the matters contained herein and therein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                  SEPRACOR INC.



                                  By: /s/ Robert F. Scumaci
                                      -------------------------------
                                      Name:  Robert F. Scumaci
                                      Title: Senior Vice President Finance
                                             and Administration

                                  SEPRACOR SECURITIES CORPORATION



                                  By: /s/ Robert F. Scumaci
                                      --------------------------------
                                      Name:  Robert F. Scumaci
                                      Title: Treasurer


                                  FLEET NATIONAL BANK



                                  By: /s/ Kimberly A. Martone
                                      ---------------------------------
                                      Name:  Kimberly A. Martone
                                      Title:  Vice President

                                                                       EXHIBIT A
                                     FORM OF

                                  SEPRACOR INC.
                         SEPRACOR SECURITIES CORPORATION
                      AMENDED AND RESTATED PROMISSORY NOTE


                                                               December 31, 1996
$10,000,000                                                Boston, Massachusetts


     For value received, the undersigned hereby jointly and severally promise to pay to FLEET NATIONAL BANK (the "BANK"), or order, at the head office of the Bank at 75 State Street, Boston, Massachusetts 02109, the principal amount of TEN MILLION DOLLARS ($10,000,000) or such lesser amount as shall equal the principal amount outstanding hereunder on April 30, 1999 or such earlier date as provided in the Agreement (as defined below) in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal balance hereof from time to time outstanding, at said office and in like money and funds, for the period commencing on the date hereof until paid in full, at the rates per annum and on the dates provided in the Agreement.

     Upon the occurrence and during the continuance of an Event of Default, interest on the unpaid principal amount hereof and (to the extent permitted by law) on unpaid interest shall thereafter be payable on demand at a rate per annum equal to two percent (2%) above the interest rate otherwise in effect with respect to such Revolving Loans. Upon the cure of an Event of Default and the payment of interest at the default rate through the date of such cure, the interest rate shall revert to that provided for in the Agreement.

     If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the undersigned shall pay to the Bank a late fee equal to five percent (5%) of the required payment; PROVIDED, that such late fee shall be reduced to three percent (3%) of any required principal and interest payment that is not paid within fifteen (15) days of the date it is due if this Note is secured by a mortgage on an owner-occupied residence, 1-4 units. Nothing in the preceding sentence shall affect the Bank's rights to exercise any of its rights and remedies provided in the Agreement (as defined below) if an Event of Default (as defined in the Agreement) has occurred.

     This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain Amended and Restated Revolving Credit and Security Agreement dated as of December 31, 1996, by and between the undersigned and the Bank (herein, as the same may from time to time be amended or extended, referred to as the "AGREEMENT"), but neither this reference to the Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the undersigned makers of this Note to pay the principal of and interest on this Note as herein provided.

     As provided in the Agreement, this Note is secured by certain assets of the undersigned.

     In case an Event of Default (as defined in the Agreement) shall occur, the aggregate unpaid principal of and accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The undersigned may at its option prepay all or any part of the principal of this Note before maturity upon the terms provided in the Agreement, and this
Note is subject to mandatory prepayment in certain circumstances, which repayment shall in certain cases require the payment of a premium and in certain cases not require the payment of a premium.

     The undersigned makers hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).


                         SEPRACOR INC.


                         By:
                            --------------------------------------
                             Name:  Robert F. Scumaci
                             Title: Senior Vice President Finance and
                                    Administration


                         SEPRACOR SECURITIES CORPORATION



                         By:
                            --------------------------------------
                             Name:  Robert F. Scumaci
                             Title:

                          SCHEDULE I TO PROMISSORY NOTE





              AMOUNT OF       INTEREST          AMOUNT           NOTATION
DATE          REVOLVING         RATE             PAID            MADE BY
                LOAN

                                                                       EXHIBIT B

                             COMPLIANCE CERTIFICATE
                             ----------------------

Fleet National Bank
75 State Street
Boston, Massachusetts  02109

Attention:   Kimberly A. Martone
             Vice President

Ladies and Gentlemen:

     As required by Section 5.1(c) of the Amended and Restated Revolving Credit and Security Agreement dated as of December 31, 1996 (the "CREDIT AGREEMENT") by and among Sepracor Inc. and Sepracor Securities Corporation (collectively, the "COMPANY") and Fleet National Bank (the "BANK"), a review of the activities of the Company for the fiscal year and/or fiscal quarter ending ___________, 19___ (the "FISCAL PERIOD") has been made under my supervision to determine whether the Company has performed and/or maintained all of its respective obligations under the Credit Agreement. Based upon such review, I hereby certify to you, as an Authorized Officer of the Company, that the Company has performed and maintained all such obligations under the Credit Agreement, the Note and the Loan Documents for the Fiscal Period and, to the best of my knowledge, no event has occurred that constitutes a Default or an Event of Default as defined in the Credit Agreement. Other capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

     As required by Section [5.1(a)][5.1(b)] of the Credit Agreement financial statements of the Company (the "FINANCIAL STATEMENTS") for the Fiscal Period and other information required by such sections accompany this certificate. The Financial Statements present fairly the financial position of the Company as of the date thereof and the statements of operation of the Company for the Fiscal Period covered thereby.

     I further certify to you, as an Authorized Officer of the Company, that the figures set forth below accurately represent amounts required to be calculated under the various provisions or covenants of the Credit Agreement indicated, each as of the last day of the Fiscal Period unless otherwise indicated.



Dated:              , 199
        --------- --     --                       ------------------------------
                                                  Title:

I.   Section 5.9 - Minimum Tangible Capital Base
     -------------------------------------------


     (1) Stockholders' equity                                     $
                                                                   ------------
     (2) Subordinated Indebtedness                                $
                                                                   ------------
     (3) Goodwill                                                 $
                                                                   ------------
     (4) Intangible items                                         $
                                                                   ------------
     (5) Reserves not already deducted from assets                $
                                                                   ------------
     (6) Write-ups from revaluations                              $
                                                                   ------------
     (7) Equity in Subsidiaries or joint ventures                 $
                                                                   ------------
     (8) Actual Tangible Capital Base                             $
     (1 + 2) - (sum of 3 through 7)                                ------------

     Required Minimum Tangible Capital Base:                      $50,000,000


II.  Section 5.10 - Minimum Cash or Equivalents
     ------------------------------------------


     A.   Qualified Investments held in the U.S.
          --------------------------------------

     (9) Obligations of the United
                States of America held in the U.S.                $
                                                                   ------------
     (10) Certificates of deposit, other
                deposit instruments, bank accounts
                held in the U.S.                                  $
                                                                   ------------
     (11) Commercial Paper held in the U.S.
                (see definition
                of Qualified Investments)                         $
                                                                   ------------
     (12) Mutual/closed end funds that invest
                only in investments set forth
                in clauses (9) through (11)                       $
                                                                   ------------
     (13) Repurchase agreements secured by
                any one or more of the
                foregoing held in the U.S.                        $
                                                                   ------------

     (14) Qualified Investments:                                  $
     (sum of 9 through 13)                                         ------------


     B.   Net Outstanding Amount of Base Accounts
          ---------------------------------------

     (15) Base Accounts                                           $
                                                                   ------------
     (16) Ineligible as of ________________1

     (i)   over 60 days from invoice date                     $
                                                               ------------
     (ii)  Accounts outside of US                             $
                                                               ------------
     (iii) Accounts due from Affiliates                       $
                                                               ------------
     (iv)  Prepayments                                        $
                                                               ------------
     (v)   Uninvoiced Accounts                                $
                                                               ------------
     (vi)  Joint venture accounts                             $
                                                               ------------

     (17) Ineligible Accounts                                     $
     (sum of 16(i through v))                                      ------------


     (18) Contra Account offsets                                  $
                                                                   ------------

     (19) Net Outstanding Amount of Base Accounts                 $
     (15 - 17 - 18)                                                ------------


     C.   Cash Equivalent Amount
          ----------------------

     (20) Unencumbered Cash held in the United States             $
                                                                   ------------

     (21) Qualified Investments (from (14))                       $
                                                                   ------------

     (22) Net Outstanding Amount of Base Accounts                 $
                (from (19))                                        ------------

     (23) Actual Cash Equivalent Amount                           $
     (20 + 21 + 22)                                                ------------

     Required Minimum Cash Equivalent Amount                      $40,000,000

------------------------
1  Ineligible calculated monthly

III. Section 5.11 - Minimum Liquidity Ratio
     --------------------------------------


     A.   Total Senior Liabilities
          ------------------------

     (24) Total Indebtedness                                      $
                                                                   ------------

     (25) Subordinated Indebtedness                               $
                                                                   ------------

     (26) Total Senior Liabilities                                $
     (24 - 25)                                                     ------------


     B.   Liquidity Ratio
          ---------------

     (27) Cash Equivalent Amount
                (from (23) above)                                 $
                                                                   ------------

     (28) Total Senior Liabilities                                $
                                                                   ------------

     (29) Actual Liquidity Ratio                                              %
     (27/28)                                                      ------------

     Required Minimum Liquidity Ratio:                            150%


IV.  Section 5.12 - Maximum Leverage
     -------------------------------


     A.   Total Senior Liabilities
          ------------------------

     (30)  Total Senior Liabilities                               $
     (same as line 28)                                             ------------

     (31)  Tangible Capital Base                                  $
     (same as line 8)                                              ------------

     (32)  Actual Maximum Leverage                                            %
     (24 - 25)                                                    ------------

     Permitted Maximum Leverage:                                  100%



Dated:              , 199
        --------- --     --                            -------------------------
                                                       Title:

                                  SCHEDULE 4.10

                               MATERIAL AGREEMENTS

                        [To be furnished by the Company]

                      ------------------------------------

                                  SCHEDULE 4.11

                                MATERIAL LICENSES

                        [To be furnished by the Company]

                      ------------------------------------

                                  SCHEDULE 4.12

                                   LITIGATION

                        [To be furnished by the Company]

                      ------------------------------------


                                  SCHEDULE 4.15

                              EXISTING INVESTMENTS

                        [To be furnished by the Company]

                      ------------------------------------


                                  SCHEDULE 4.16

                                  SUBSIDIARIES

                        [To be furnished by the Company]

                      ------------------------------------

                                  SCHEDULE 6.1

                              EXISTING INDEBTEDNESS

                        [To be furnished by the Company]

                                  SCHEDULE 6.2

                               EXISTING GUARANTIES

                        [To be furnished by the Company]

                      ------------------------------------

                                  SCHEDULE 6.4

                              EXISTING ENCUMBRANCES

                        [To be furnished by the Company]